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(Multicurrency--Cross Border)                                   [LOGO]

                                    ISDA(R)

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                          dated as of __________ 1998

Westpac Banking Corporation         Westpac Securities Administration Limited
(ARBN 007 457 141)                  (ACN 000 049 472) in its capacity as
------------------------------ and ---------------------------------------------
                                    trustee of the Series 1998-1G WST Trust
                                    and other parties shown on page 18 of this agreement

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.


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(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable: --

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment or any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Identifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.


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      (ii) Liability. if: --

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgement) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a) Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organsiation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgement of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).


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(b) Absence of Certain Events. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other part or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


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      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgement of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgement of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below: --

      (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.


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6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate. If: --

            (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then


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      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

      (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence of effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default: --

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (iii) Termination Events. If the Early Termination Date results from a Termination Event: --

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) Two Affected Parties. If there are two Affected Parties: --

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of Transaction without prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated: --

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified an the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan an New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement: --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group or Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


                                       Westpac Securities Administration
                                       Limited
Westpac Banking Corporation            (ACN 000 049 472) in its capacity as
ARBN 007 457 141                       trustee of the Series 1998-1G WST Trust
-----------------------------          -----------------------------------------
      (Name of Party)                                (Name of Party)


By:                                    By:
    -------------------------              -------------------------
    Name:                                  Name:
    Title:                                 Title:
    Date:                                  Date:



Westpac Securitisation                 Morgan Guaranty Trust
Management Pty Limited                 Company of New York,
(ACN 081 709 211)                      London branch
-----------------------------          -----------------------------
      (Name of Party)                        (Name of Party)


By:                                    By:
    -------------------------              ------------------
    Name:                                  Name:
    Title:                                 Title:
    Date:                                  Date:

                                    SCHEDULE
                                     to the
                                Master Agreement
                            dated as of [ June] 1998

between Westpac Banking Corporation (ARBN 007 457 141) ("Party A") and Westpac Securities Administration Limited (ACN 000 049 472) in its capacity as trustee of the Series 1998-1G WST Trust ("Party B") and Westpac Securitisation Management Pty Limited (ACN 081 709 211) (the "Trust Manager") and Morgan Guaranty Trust Company of New York, London Office (the "Credit Support Provider")

Part 1: Termination Provision

(a)   "Specified Entity" in relation to:

      (i)   Party A, is not applicable; and

      (ii)  Party B, is not applicable.

(b)   (i) The following provisions of Section 5 will not apply to Party A:

             Section 5(a)(ii)        Section 5(a)(v)        Section 5(b)(iv)
             Section 5(a)(iii)       Section 5(a)(vi)
             Section 5(a)(iv)        Section 5(b)(iii)

      (ii)  The following provisions of Section 5 will not apply to Party B:

             Section 5(a)(ii)        Section 5(a)(v)        Section 5(b)(iii)
             Section 5(a)(iii)       Section 5(a)(vi)       Section 5(b)(iv)
             Section 5(a)(iv)        Section 5(a)(viii)

      (iii) Replace Section 5(a)(i) and insert:

            "(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under
                  Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00 am on the tenth Local Business Day after notice of such failure is given to the party";

      (iv) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(4)(ii) of this Schedule).

      (v) The "Bankruptcy" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event (as defined in the Master Trust Deed) has occurred in respect of the party. In relation to Party A, the events described in the definition of Insolvency Event shall apply to it as if Party A were a relevant corporation referred to in that definition. The occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty days of that occurrence, Party B procures the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of

2


            the Notes and Party A agrees that it will execute such a novation agreement in standard ISDA form".

      (vi)  The application of Section 5(b)(i) will be restricted as set out in
            Part 5(4) of this Schedule.

(c) The "Automatic Early Termination" provisions in Section 6(a) will not apply to Party A nor Party B.

(d)   "Payment on Early Termination". For the purposes of Section 6(e) of this
      Agreement:

      (i)   Market Quotation will apply; and

      (ii)  the Second Method will apply.

(e)   "Termination Currency" means US Dollars.

(f) "Additional Termination Event" means the occurrence of any of the following:

      (i) Party B is entitled to issue a notice to redeem all of the Notes (in accordance with the Conditions of the Notes) for reasons of taxation, in which case Party A shall be the Affected Party; or

      (ii) an Event of Default (as defined in the Security Trust Deed) occurs and an Extraordinary Resolution of the Voting Mortgagees (as defined in the Security Trust Deed) is passed directing the Security Trustee to exercise rights under clause [8] of the Security Trust Deed, in which case Party B shall be the Affected Party.

3


Part 2: Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

      (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

      (iii) the satisfaction of the agreement of the other party contained in
            Section 4(d) of this Agreement,

      provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   Payee Tax Representations. For the purpose of Section 3(f) of this
      Agreement:

      Party A makes no representations with respect to Transactions for which Party A is acting through its London Office.

      Party B makes the following representation:

      It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

4


Part 3: Documents To Be Delivered

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:

(a)   Tax Forms, documents or certificates to be delivered are:


Party required to deliver   Form/Document/                         Date by which document
document                    Certificate                            to be delivered

Party A and Party B         Any document or certificate            As soon as reasonably
                            reasonably required or reasonably      practicable following the
                            requested by a party in connection     earlier of (a) the relevant
                            with its obligations to make a         party learning that such
                            payment under this Agreement           document or certificate is
                            which would enable that party to       required and (b) a request
                            make the payment free from any         by other party.
                            deduction or withholding for or on
                            account of Tax or as would reduce
                            the rate at which deduction or
                            withholding for or on account of
                            Tax is applied to that payment.


(b)   Other documents to be delivered are:


Party required to deliver   Form/Document/                         Date by which document
document                    Certificate                            to be delivered

Party A and Party B         A legal opinion as to the validity     [  June] 1998.
                            and enforceability of that party's
                            obligations under this Agreement
                            in form and substance reasonably
                            acceptable to the other party.


5


Party B     A certified copy of the Security              The date of this
            Trust Deed, Master Trust Deed,                Agreement.
            Series Notice and Note Trust Deed
            (including Conditions of Class A
            and Class B Notes). For the purposes of
            this and the following clause a copy of a
            document is taken to be certified if a
            director or an Authorised Signatory of
            Party B, or a person authorised to execute
            this Agreement or a Confirmation on behalf
            of Party B or a solicitor acting for Party
            B has certified it to be a true and
            complete copy of the document of which it
            purports to be a copy.

Party B     (Without limiting any obligation              Promptly after any
            Party B may have under the terms              such document is
            of the Security Trust Deed to notify          entered into.
            Party A of amendments) a certified
            copy of any document that amends
            in any way the terms of the
            Security Trust Deed

All documents delivered under this Part 3(b) are covered by Section 3(d) representation.

6


Part 4: Miscellaneous

(a)   Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

         Party A:
         Address:                   Westpac Banking Corporation
                                    Level 3
                                    255 Elizabeth Street
                                    Sydney  NSW  2000
         Attention:                 Head of Derivative Operations
         Telex No:                  To be advised by Party A
                                    Answerback: to be advised by Party A
         Facsimile No:              To be advised by Party A

         Party B:
         Address:                   Level 10, 130 Pitt Street, Sydney
         Attention:                 The Trustee Securitisation Manager
         Facsimile No:              02 9220 5300

         And a copy to the Trust Manager to the address provided to Party A.

(b)   Process Agent. For the purpose of Section 13(c) of this Agreement:
      Party A appoints as its Process Agent: Not applicable.
      Party B appoints as its Process Agent: Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to Party A.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:
      Party A is a Multibranch Party and will act through its Sydney office and its London Office. Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A (unless otherwise specified in a Confirmation in relation to the relevant Transaction).

(f)   Credit Support Document. Details of any Credit Support Document:

      (i) Party A: The 1994 Credit Support Annex attached to this Agreement and the provisions of Section 20 of this Agreement.

      (ii)  Party B: The Security Trust Deed.

(g)   Credit Support Provider.

      (i) In relation to Party A: Morgan Guaranty Trust Company of New York, London office, unless:

            (A) a Transaction becomes effective in accordance with sections 21(b)(i) or 21(b)(ii)(A) and (B) following a Substitution Notice being given in accordance with section 21 of this Agreement, in which case, nil; or

            (B) an Equivalent-Other Transaction becomes effective under this Agreement following a Substitution Notice given in accordance with section 21 of the Other Agreement, in which case the New Currency Swap Provider shall be designated as the new Credit Support Provider to Party A, as specified in that Substitution Notice, and as confirmed by the New Currency Swap Provider signing, and the other parties to the Transaction countersigning, the accession to the Equivalent-Other Transaction.

      (ii)  In relation to Party B. Nil.

(h)   Governing Law. This Agreement will be governed by and construed in

7


         accordance with the laws of the state of New South Wales and section 13(b)(i) is replaced by "submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them".

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. The words "or Affiliates" are deleted where they appear in the first paragraph of Section 6(b)(ii).

8


Part 5: Other Provisions

(1)   Payments: In Section 2:

      (i)   In Section 2(a)(i) add the following sentence:
            "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party";

      (ii) In Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

            ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement),"

      (iii) Insert new paragraphs (iv) and (v) in Section 2(a) immediately after
            Section 2(a)(iii) as follows:

                  "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under
                        Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under
                        Section 2(a)(i).

                  (v)   Where:

                        (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "Party A Payment") and by Party B to Party A (the "Party B Payment") on the same day then Party A's obligation to make the Party A payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                        (2)   the Party B payment; or

                        (3) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B payment and that funds are available to make that payment.";

      (iv)  add the following new sentence to Section 2(b):
            "Each new account so designed must be in the same tax jurisdiction as the original account".

      (v) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:
            "if and only if X is Party A and";

      (vi) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph.

      (vii) add the following new Section 2(f):

                  (f)   Payment Instructions.

            (i) Party B authorises and instructs Party A to make payment of any amount due from Party A to Party B hereunder by paying that amount direct to the Principal Paying Agent to the account specified in writing by the Principal Paying Agent to Party A and to Party B.

            (ii) Party A authorises and instructs Party B to make payment of any amount denominated in Australian dollars due from Party B to Party A to such account in Sydney as is specified by Party A from time to time.

(2) Additional Representations: In Section 3 add the following immediately after paragraph (f):

      "(g) Non Assignment. It has not assigned (whether absolutely, in equity or

9


            otherwise) or declared any trust over (other than, in respect of Party B, the trusts created under the Master Trust Deed and the Series Notice) or given any charge over any of its rights under this Agreement or any Transaction (except in respect of Party B, for the security interest created under the Security Trust Deed).

      (h) Contracting as Principal. Each existing Transaction has been entered into by Party A as principal and not otherwise and each existing Transaction has been entered into by Party B in its capacity as trustee of the Trust and not otherwise."

      (i) Absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
            Transaction:

            (A) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from the Trust Manager and such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction;

            (B) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice including the Trust Manager), and understands and accepts the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction;

            (C) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction;

      (j)   Party B represents and warrants:

            (A) Trust Validly Created. The Trust has been validly created and is in existence at the date of this Agreement.

            (B) Sole Trustee. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

            (C) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, and no direction or notice has been given, removing it as trustee of the Trust.

            (D) Power. It has power to enter into this Agreement and the Credit Support Document in its capacity as trustee of the Trust.

            (E) Good Title. It is the owner in equity of the assets of the Trust and has power to mortgage or charge them in the manner provided in the Credit Support Document, and, subject only to the Credit Support Document and any Security Interest permitted under the Credit Support Document, those

10


                  assets are free of all other Security Interests.

(3)   Additional Covenant: In Section 4 add a new paragraph as follows:

      "(f) Contracting as principal. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise".

(4)   Amendment to Section 6. In section 6 make the following amendments:

      (i) Section 6(a) is amended by deleting the words "all outstanding Transactions" where they appear and inserting instead the words "the Relevant Swap Transaction".

      (ii)  Add a new section 6(aa):

            "(aa) Restricted Termination Rights.

            (i) Termination by Party B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

            (ii) Consultation with Party A: Each Party may only designate an Early Termination Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Series Notice, Party B may exercise any rights in its capacity as holder of the Purchased Receivables only on the instructions of the Note Trustee and only after consultation between Party A and Note Trustee. Party B may only designate an Early Termination Date at the direction of the Trust Manager.

            (iii) Party A's limited rights in relation to Tax Event:
                  Notwithstanding Part 1(b)(iv) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Note Trustee is satisfied that the Noteholders and Couponholders will be paid in full all principal and interest outstanding on the Notes.

            (iv) Illegality: The parties agree that [unless this Section 6(aa)(iv) is specified not to apply in the Relevant Confirmation,] imposition by any Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions will not constitute an Illegality for the purposes of Section 5(b)(i) and Party A will not be entitled to designate an Early Termination Date, and in those circumstances, payment by Party B in accordance with section 2(f) will continue to be proper performance of its payment obligation and Party A's obligations will be unaffected, to the extent of Party B's payments under section 2(f).

            (v) Transfer where Party B does not gross-up: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the substitution as principal obligor under this Agreement in respect of each affected Transaction of a Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of the Notes.

      (iii) In section 6(b)(ii), add the words "so long as the transfer in respect of that Transaction would not lead to a rating downgrade of any rated debt of Party B that is secured under the Security Trust Deed" after the words "ceases to exist" at the

11


                  end of the first paragraph.

      (iv) In section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." at the end of the first paragraph.

(5)   In section 9, add the following new paragraphs:

      "(h) Further Assurances. Each party shall, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires and which are within the powers of that party to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

      (i)   Recorded Conversation. Each party:

            (A) consents to the recording of the telephone conversations of trading and marketing personnel of that party and its Affiliates in connection with this Agreement or any potential Transaction; and

            (B) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

      (j) ISDA Definitions: This Agreement, each Confirmation and each Transaction are subject to the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (the "ISDA Definitions"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

      (k) Inconsistency: In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

            (i)   any Confirmation;
            (ii)  the Schedule to the Master Agreement;
            (iii) the other provisions of the Master Agreement;
            (iv)  the ISDA Definitions."

(6)   Facsimile Transmissions: Replace Section 12(a)(iii) with:

      "(iii) if sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within 24 hours of the facsimile being sent that the facsimile was not received in its entirety in legible form;"

(7)   Definitions: In section 14:

      (i)   add a new paragraph:
            "Unless otherwise defined in this Agreement, terms defined in the Security

12


            Trust Deed (either expressly or by incorporation by reference) have the same meaning where used in this Agreement."

      (ii) Insert the following definitions in its appropriate alphabetical places in Section 14:

            "'Relevant Swap Transaction' means, in relation to Class A Notes, each Transaction which is a Currency Swap for Class A Notes only, and in relation to Class B Notes, each Transaction which is a Currency Swap for Class B Notes only."

            "'Security Trust Deed' means the Series 1998-1G WST Trust Security Trust Deed dated on or about the date of this Agreement between Party B as chargor, Perpetual Trustee Company Limited as security trustee, the Trust Manager and Party A as note trustee."

      (iii) Swap Transaction. Any reference to a:

            (a) "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

            (b) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

      (iv) In the definition of "Market Quotation", on line 1 on page 16 of this Agreement, replace the words "been required after that date." with: "been required after that date and, in respect of each Terminated Transaction which is a Relevant Swap Transaction, on the basis that the Housing Loan Principal as defined in Series Notice referred to in the Terminated Transaction will thereafter have an amortisation schedule based on a constant prepayment rate per annum ("CPR") equal to:

            (a) [XX%], if the Replacement Transaction is calculated within one year of the Effective Date of the Terminated Transaction; or

            (b) if the Replacement Transaction is calculated later than one year after the Effective Date of the Terminated Transaction, the arithmetic mean of four CPRs most recently published prior to the relevant quotation on Bloomberg monitor service in respect of the Class of Notes applicable to the Terminated Transaction (based on data provided to Bloomberg by the Trust Manager)."

(8)   Other Provisions, including Credit Support:
Insert the following Sections 15, 16, 17, 18, 19, 20 and 21 after Section 14:

      "15.  Segregation:

            The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of Party B to perform its obligations in respect of any Relevant Swap Transaction shall not release Party B from its obligations under this Agreement or under any other Relevant Swap Transaction in respect of any other Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Mortgaged Property of Party B under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement shall have effect separately and severally in respect of each Relevant Swap Transaction and shall be enforceable by or against Party B as though a separate agreement applied between Party A and Party B for

13


            each Relevant Swap Transaction, so that (among other things):

            (i) this Agreement together with each Confirmation relating to a Relevant Swap Transaction will form a single separate agreement between Party A and Party B and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A and Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A and Party B;

            (ii) representations made and agreements entered into by the parties under this Agreement are made and entered separately and severally by Party B in respect of each Relevant Swap Transaction and may be enforced by Party B against Party A separately and severally in respect of each Relevant Swap Transaction;

            (iii) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each Relevant Swap Transaction, and only accrue to Party B against Party A separately and severally in respect of each Relevant Swap Transaction; and

            (iv) the occurrence of an Event of Default or Termination Event in respect of a Relevant Swap Transaction does not in itself constitute an Event of Default or Termination Event in respect of any other Relevant Swap Transaction."

      16. Recourse

            Party B enters into this Agreement in its capacity as Trustee of the Trust, and Clause 3.3(b) of the Series Notice applies to this Agreement as if set out in full. Clause 16 of the Security Trust Deed shall apply to govern Party A's priority to moneys received from the sale of Assets or other enforcement of the Charge under the Security Trust Deed. This Section 16:

            (i) applies even though any other provision of this Agreement is not made subject to it; and

            ii) overrides any other provision of this Agreement which is inconsistent with it.

      17.   The Manager

            Party A acknowledges that the Manager will, at the request of Party B, perform the day to day management of the Trust on the terms and conditions of the Master Trust Deed and Series Notice. Unless expressly advised to the contrary in writing by Party B from time to time, any rights or obligations of Party B under this Agreement may be exercised or satisfied (as the case may be) by the Manager on behalf of Party B and Party A is not obliged to enquire as to the authority of the

14


            Manager to take such action on behalf of Party B. Except where the context otherwise requires, references in this Agreement to a "party" to this Agreement are to Party A or Party B.

      18.   Trust Deed

            The parties acknowledge and agree that, for the purposes of the Master Trust Deed and the Trust Documents, this Agreement is a "Hedge Agreement" and Party A is a "Swap Provider" and "Support Facility Provider"."

      19.   Replacement Currency Swap

            (a) If this Agreement is terminated, Party B may, at the direction of the Trust Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "Replacement Currency Swap") but only on the condition that the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement will be paid in full when due in accordance with the Series Notice and this Agreement.

            (b) If the condition in section 19(a) is satisfied, Party B may enter into the Replacement Currency Swap and if it does so it must direct the Replacement Currency Swap to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in section 19(a), and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as a Trust Expense (as defined in the Series Notice).

            (c) The obligations of Party B (and the rights of Party A) under this section 19 constitute separate and independent obligations of Party B (and rights of Party A) and shall survive the termination of this Agreement.

      20.   Credit Support

            (a) In consideration of Party B entering into an agreement on the same material terms as this Agreement with the Credit Support Provider (the "Other Agreement") and Transactions under that Agreement on the same material terms as Transactions under this Agreement, the Credit Support Provider hereby unconditionally guarantees to Party B the payment by Party A of moneys which are payable by Party A under a Relevant Swap Transaction (on terms set out in this Agreement and in the Confirmation for that Relevant Swap Transaction) (the "Payable Moneys") to Party B in the event that Party A defaults in the payment of those Payable Moneys.

            (b) If Party B has not been, or Party A reasonably expects that Party B is not going to be, paid all or any part of the presently payable Payable Moneys by Party A, then Party A or Party B may by notice to the Credit Support Provider demand payment of the Payable Moneys in respect of which demand is being made. The Credit Support Provider's obligations to pay the presently payable Payable Moneys which have not been paid by Party A shall not, however, be conditional upon the Credit Support Provider receiving such notice of demand.

            (c) The Credit Support Provider agrees that it will not, unless and until all the present and prospective Payable Moneys have been paid, exercise

15


                  any rights of subrogation which it may acquire due to its payment of Payable Moneys under section 20(a).

            (d) All payments by the Credit Support Provider shall be made in the currency in which the Payable Moneys are denominated.

            (e) Party B agrees that, without affecting its rights under clause 21, to the extent that the Credit Support Provider pays the Payable Moneys and thereby avoids or remedies a default by Party A, Party B shall not be entitled to designate an Early Termination Date in respect of that default by Party A, and such a payment by the Credit Support Provider shall be deemed to be an "actual payment" as referred to in line 6 of section 2(e) of this Agreement.

            (f) The provisions of this section 20 shall constitute irrevocable obligations of the Credit Support Provider until a notice of revocation is served by the Credit Support Provider on Party B, but such a notice cannot and shall not be served without the prior written consent of Party A, the Note Trustee and the Trust Manager in consultation with the Designated Rating Agencies.

      21.   Credit Support Provider Transactions

            (a) The Credit Support Provider may give a Substitution Notice to Party B specifying a Transaction which shall be substituted under this Section 21 (a "Replaced Transaction"), but only on the condition that a Credit Event has occurred in respect of Party A.

            (b) If the Credit Support Provider gives a Substitution Notice under paragraph 21(a), then either:

                  (i) a Substitute Transaction shall become effective and the Effective Date shall be the date specified in the Substitution Notice; or

                  (ii)  both:

                        (A) Party B, the Credit Support Provider and the Trust Manager must enter into an Equivalent Transaction with a suitably rated counterparty procured by the Credit Support Provider and accepted by Party B, the Trust Manager and the Note Trustee (the "New Currency Swap Provider") and the Effective Date shall be the date specified in the Substitution Notice as the Effective Date for the Equivalent-Other Transaction; and

                        (B) an Equivalent-Other Transaction shall become effective and the Effective Date shall be the date specified in the Substitution Notice. The New Currency Swap Provider must sign, and Party B, the Credit Support Provider and the Trust Manager must countersign, an accession as provided

16


                        for in the Confirmation for the Equivalent-Other Transaction.

                  For the avoidance of doubt, a Substitution Notice may specify that a Substitution Transaction will become effective in accordance with paragraph (b)(i) or that an Equivalent Transaction and an Equivalent Other Transaction will become effective in accordance with paragraphs (b)(ii)(A) and (B), or that either a Transaction under paragraph (b)(i) or Transactions under paragraphs (b)(ii)(A) and (B) shall become effective as alternatives. If the Substitution Notice specifies that, as alternatives, the Transaction or Transactions under paragraphs (b)(i) or (b)(ii)(A) and (B) shall become effective, and if a suitably rated counterparty is not procured by the Credit Support Provider under paragraph
                  (b)(ii)(A), the Substitute Transaction must become effective in accordance with paragraph (b)(i).

            (c) On the date on which the Transactions become effective in accordance with a Substitution Notice under either paragraph
                  (b)(i) or (b)(ii):

                  (i)   the Replaced Transaction shall terminate; and
                  (ii)  the Other Transaction shall terminate.

            (d)   No Settlement Amount or other amount under section 6 or
                  section 11 shall be payable by, or to, Party B (as the case may be) upon the termination of the Transactions under paragraphs (c)(i) and (ii), because the Transactions specified in paragraphs (b)(i), or (b)(ii)(A) and (B), as the case may be, shall have the effect of preserving for Party B the economic equivalent of the payments under the Transactions which are being terminated.

            (e)   Definitions. For the purposes of this Section 21:
                  "Credit Event" means, in relation to Party A, the occurrence at any time of any of the following events with respect to Party A:

                  (i)(A) Failure by Party A to make, when due, any payment
                         under the Replaced Transaction required to be made by it if such failure is not remedied on or before the tenth local Business Day after notice of such failure is given to Party A; and

                  (B)   On any day on which a failure by Party A under paragraph
                        (e)(i)(A) is subsisting:

                        (I) the Market Value of a floating rate Reference Obligation is below the Initial Price of such by more than the Price Decline Requirement; or

                        (II) the sum of the Market Value of a fixed rate Reference Obligation and the Interest Rate Adjustment Amount of such is below the Initial Price of such by more than the Price Decline Requirement. For the purposes of this paragraph
                              (e)(i)(B), "Market Value", "Reference Obligation", "Initial Price", "Price Decline Requirement" and "Interest Rate Adjustment Amount" shall have the meanings given in the Confirmation for the relevant Transaction; or

                  (ii) the occurrence of (A) a default, event of default or other similar

17


                        condition or event (however described) in respect of Party A under one or more agreements or instruments relating to Specified Indebtedness of Party A in an aggregate amount of not less than the applicable Threshold Amount which has resulted in the Specified Indebtedness becoming due and payable under such agreements or instruments before it would otherwise have been due and payable, or (B) a default by Party A in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period).

                        For the purposes of this paragraph (e)(ii), "Specified Indebtedness" and "Threshold Amount" shall have the meanings given in the Confirmation for the relevant Transaction; or

                  (iii) the occurrence with respect to Party A of an event
                        specified in Section 5(a)(vi)(1) to (9) inclusive; or

                  (iv) the occurrence with respect to Party A of an event specified in Section 5(b)(i)(1); or

                  (v) the occurrence with respect to Party A (and not the Credit Support Provider) of an event specified in
                        Section 5(a)(viii);

                  "Equivalent Transaction" means a Transaction governed by a new agreement on the same material terms as this Agreement and on the same material economic terms as the Replaced Transaction, and with the same Trade Date as the Replaced Transaction, except that:

                  (i)   the New Currency Swap Provider is designated as "Party
                        A";

                  (ii) the Credit Support Provider is designated as the new "Credit Support Provider" to Party A;

                  (iii) the "Effective Date" is as specified in the relevant
                        Confirmation for that Transaction, being the same date as that specified in the Substitution Notice as the Effective Date for the Equivalent-Other Transaction; and

                  (iv)  no Initial Exchanges are payable under the Transaction.

                  "Equivalent-Other Transaction" means a Transaction governed by the Other Agreement and on the same material economic terms as the Other Transaction and with the same Trade Date as the Replaced Transaction, except that:

                  (i) the New Currency Swap Provider is designated as the new "Credit Support Provider" to Party A;

                  (ii) the New Currency Swap Provider is designated as the new "Credit Support Provider" to Party A;

                  (iii) the "Effective Date" is as specified in the relevant
                        Substitution

18


                        Notice; and

                  (iv)  no Initial Exchanges are payable under the Transaction.

                  "New Currency Swap Provider" has the meaning given in paragraph (b)(ii)(A);

                  "Other Agreement" has the meaning given in section 20;

                  "Other Transaction" means the Transaction governed by the Other Agreement and on the same economic terms as the Replaced Transaction and with the same Trade Date as the Replaced Transaction, and as specified as such in the relevant Substitution Notice;

                  "Replaced Transaction" means the Transaction specified as such in the relevant Substitution Notice, as referred to in section 21(a);

                  "Substitute Transaction" means a Transaction governed by the Other Agreement, and on the same economic terms as the Other Transaction and with the same Trade Date as the Replaced Transaction, except that:

                  (i)   no party is designated as a "Credit Support Provider";

                  (ii) the Effective Date is as specified in the relevant Substitution Notice;

                  (iii) the Notional Amounts applicable to the Floating Amounts payable by the respective parties under the Transaction are the same as the Notional Amounts applicable to the Floating Amounts payable by the respective parties under the Replaced Transaction except that the references in the Replaced Transaction to "fifty (50) percent" are substituted by references to "one hundred (100) percent";

                  (iv)  no Initial Exchanges are payable; and

                  (v)   no "Credit Support Provider Provisions" apply.

                  "Substitution Notice" means an irrevocable notice in writing from the Credit Support Provider to Party B and the Trust Manager, which may be delivered between 9.00 am and 4.00 pm in Sydney on a Business Day in accordance with section 12, and which:

                  (i)   describes the occurrence of a Credit Event;

                  (ii) specifies the Effective Date for an Equivalent-Other Transaction or for a Substitute Transaction, and specifies the proposed New Currency Swap Provider and the terms of the Equivalent-Other Transaction by attaching a proposed Confirmation for thhe Equivalent-Other Transaction, if required; and

                  (iii) confirms that the Termination Date for the Replaced
                        Transaction and the Other Transaction shall be the Effective Date for the Transactions in either paragraphs
                        (b)(i), or (b)(ii)(A) and (B), as the case may be.

            (f) Section 21 and any related provision in a Confirmation (the "Substitution Provisions") shall not amend, or affect the operation of, any other provision in this Agreement, except to the extent, if any, expressly provided by the Substitution Provisions. For the avoidance of doubt and without limitation, the Substitution Provisions shall not amend, or affect the operation of, the provisions of the Credit Support Annex, sections 15 to 20 inclusive, and provisions in this Agreement which specify certain events as Events of Default or Termination Events.

13.   Elections and Variables

      (a)   Security Interest for "Obligations"

            The term "Obligations" as used in this Annex does not include any additional obligations. For the avoidance of doubt, in respect of the Obligations which are specified in the Relevant Swap Transactions, any assumptions made for the purposes of calculating the Peak Exposure in Paragraph 13(b)(i) or the Benefit Exposure in Paragraph 13(b)(iv)(A) must not be applied or otherwise taken into account for the purpose of calculating the Obligations, since those assumptions are theoretical only and do not accurately reflect any actual Obligations.

      (b)   Credit Support Obligations

            (i)   Delivery Amount, Return Amount and Credit Support Amount

                  "Delivery Amount" and "Return Amount" each has the meaning specified in Paragraph 3.

                  "Credit Support Amount" means, for any Valuation Date:

                  (A)   (I)   with respect to Party A as the Secured Party,
                              Party A's Exposure for that Valuation Date; or

                        (II) with respect to Party B as the Secured Party, Party B's Peak Exposure for that Valuation Date; plus

                  (B) the aggregate of all Independent Amounts applicable to the Pledgor, if any; minus

                  (C) all Independent Amounts applicable to the Secured Party, if any; minus

                  (D)   the Pledgor's Threshold,

                  provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

                  "Peak Exposure" means the amount equal to Party B's maximum credit exposure in respect of a Replacement Transaction entered into on a date three months after the Valuation Date, calculated by the Valuation Agent using its swap credit exposure methodology to a 99% confidence interval, as that methodology is updated to reflect, without limitation, the levels of volatility current as at the Valuation Time for the differential between USD-LIBOR-BBA and AUD-BBR-BBSW (each rate with a Designated Maturity of three months) and the A$-US$ forward exchange rates, and assuming that from that Valuation
                  Date:

                        (I) the remaining term of the Relevant Swap Transaction is calculated on the basis that the Termination Date is a date, no later than 31 years after the Effective Date of the first Transaction in respect of the Notes, calculated by applying the assumptions specified in subparagraph (II) below;

                        (II) the Floating Rate Payer Amounts and Exchange Amounts are calculated on the basis that the Housing Loan Principal has an amortisation schedule based on a constant prepayment rate of 5% per annum thereafter, as each of those terms are defined for the Swap or in the Series Notice applicable to the Relevant Swap Transaction

            (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A:

                  Valuation
                  Percentage

                  (A) negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity of not more than one year ("Treasury Bills") 98%

                  (B) negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity of more than one year but not more than five years ("Treasury Notes") 95%

                  (C) negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity of more than five years but not more than ten years ("Treasury Notes") 93%

                  (D) negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity of more than ten years ("Treasury Bonds") 90%

                  (E) Other: Agency Securities having a remaining maturity of not more than one year 97%

                  Agency Securities having a remaining maturity of more than one year but not more than five years
                        94%

                  Agency Securities having a remaining maturity of more than five years but not more than ten
                        years
                        92%

                  Agency Securities having a remaining maturity of more than ten years.
                         89%

                  "Agency Securities" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Corporation or the Federal Home Loan Mortgage Corporation, but exclude: (i) interest only and principal only securities; and (ii) Collateralized Mortgage Obligations, Real Estate Mortgage Investment Conduits and similar derivative securities.

            (iii) Other Eligible Support

                  Not applicable.

            (iv)  Thresholds

                  (A) "Independent Amount" means with respect to Party A, the Additional Spread. "Additional Spread" means the amount equal to the excess of Party B's Benefit Exposure less Party B's Exposure, as each is calculated on the same Valuation Date.

                        "Benefit Exposure" means the amount equal to Party B's Exposure, except calculated on the basis that:

                        (I) the underlying swap rate for the Replacement Transaction is equal to the underlying swap rate for the Replacement Transaction as quoted by the Reference Market-makers plus 0.25% additional spread on the A$ side of the swap; and

                        (II) the remaining term and the Floating Rate Payer Amounts and Exchange Amounts for the Replacement Transaction are calculated by applying the assumptions specified in subparagraphs (I) and
                              (II) of the definition of Peak Exposure in paragraph 13(b)(i) above.

                        For the avoidance of doubt, the Additional Spread is intended to represent a maximum additional bid/offer spread of 25 swap points running payable if the bid/offer swap rates quoted to the Secured Party were adjusted from market rates to the benefit of the Reference Market-makers.

                        "Independent Amount" means with respect to Party B:
                        Zero.

                  (B)   "Threshold"

                        With respect to Party A:

                        (I) if the highest possible jointly supported credit rating that can be assigned to senior long term debt jointly supported by Party A and the Credit Support Provider by Moody's Investors Service Inc ("Moody's") in accordance with Moody's approach to jointly supported obligations, and after taking into consideration the nature of the Relevant Swap Transaction(s), is lower than A2, (or, in the case of no Credit Support Provider providing any credit support obligations, if the credit rating assigned to Party A's senior long term debt by Moody's is lower than A2) and any Notes rated Aaa by Moody's are outstanding at that Valuation Date, then zero; or

                        (II) if the highest possible jointly supported credit rating that can be assigned to senior long term debt jointly supported by Party A and the Credit Support Provider by Moody's in accordance with Moody's approach to jointly supported obligations, and after taking into consideration the nature of the Relevant Swap Transactions is A2 or higher, (or, in the case of no Credit Support Provider providing any credit support obligations, if the credit rating assigned to Party A's senior long term debt is A2 or higher) then infinity.

                        With respect to Party B: infinity.

                        "Minimum Transfer Amount" means with respect to both Party A and Party B: US$100,000.

                  (D) Rounding. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of US$ 10,000.

            (c)   Valuation and Timing

                  (i)   "Valuation Agent" means Party A.

                  (ii)  "Valuation Date" means:

                        (A)   each Reset Date in respect of the Notes; and

                        (B) in each month in which a Reset Date does not occur, each date which is on the same day of the month as the Reset Dates.

                        The Modified Following Business Day Convention shall apply to each date specified in subparagraphs (A) and
                        (B).

                  (iii) "Valuation Time" means the close of business on the
                        Local Business Day before the Valuation Date; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

                  (iv)  "Notification Time" means 11:00 am on a Local Business
                        Day.

            (d)   Conditions Precedent and Secured Party's Rights and Remedies

                  There are no "Specified Conditions" applicable to Party A and Party B.

            (e)   Substitution

                  (i) "Substitution Date" has the meaning specified in paragraph 4(d)(ii).

                  (ii)  Consent. Not applicable.

            (f)   Dispute Resolution

                  (i) "Resolution Time"" means 11:00 am on the Local Business Day following the date on which the notice is given that gives rise to a dispute under paragraph 5.

                  (ii)  "Value". Not applicable.

                  (iii) "Alternative". The provisions of Paragraph 5 will apply.

            (g)   Holding and Using Posted Collateral

                  (i)   Eligibility to Hold Posted Collateral; Custodians.

                        Party A: Not Applicable.

                        Party B is not entitled to hold Posted Collateral; it must appoint a Custodian to hold Posted Collateral on its behalf, pursuant to paragraph 6(b); provided that the following conditions applicable to Party B are satisfied:

                        (A)   Party B is not a Defaulting Party;

                        (B) Party B's Custodian will always be the Principal Paying Agent of the Notes (in respect of the Relevant Swap Transaction), unless that party is Party A; and

                        (C) if the Principal Paying Agent of the Notes (in respect of the Relevant Swap Transaction) is Party A, then Party B must appoint a Custodian which is a Bank (as defined in the Federal Deposit Insurance Act, as amended) outside Australia, whose rating (with respect to its long term unsecured, unsubordinated indebtedness) is at all times at least Aa2 by Moody's, and Party B must notify Party A in writing of this appointment and of the relevant account for Paragraph 13(l).

                  (ii) Use of Posted Collateral. The provisions of paragraph 6(c) will not apply to Party B and its Custodian. Party B's Custodian will permit Party B to secure Party B's obligations under the relevant Notes by granting to the Security Trustee (as defined in the Schedule to this Agreement) a mortgage or other security over Party B's rights in relation to the Posted Collateral, but subject to Paragraph 11(m)(viii) of this Annex.

            (h)   Distributions and Interest Amount

                  "Interest Rate", Transfer of Interest Amount, and Alternative to Interest Amount are not applicable.

            (i)   Additional Representation(s). None.

            (j)   Other Eligible Support and Other Posted Support

                  "Value" and "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

            (k)   Demands and Notices

                  All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement; provided, that any such demand, specification or notice may be made by telephone ("Telephone Notice") between duly authorised employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

            (l)   Addresses for Transfers

                  Party A: Party A to specify account for returns of collateral, subject to paragraph 13(x) below.

                  Party B: Party B must notify Party A of its Custodian's
                           account.

            (m)   Other Provisions

                  (i) Paragraph 4(b) of the Annex is replaced by the following: "(b) Transfer Timing. Subject to Paragraph 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made within one Local Business Day of receipt of the demand; if a demand is made after the Notification Time, then the relevant Transfer will be made within two Local Business Days of receipt of the demand.

                  (ii)  Local Business Day

                        Unless otherwise specified in the Schedule, the place is New York.

                  (iii) Party B's exposure

                        In calculating the amounts of Party B's Exposure, Peak Exposure and Benefit Exposure under Paragraphs 12, and 13(b)(i) and 13(b)(iv)(A) respectively, the Valuation Agent must:

                        (A) include all Transactions (or any cashflows under any Transaction) which correspond with amounts payable on the Relevant Reset Date by Party B's Principal Paying Agent in respect of Class A Notes which are then rated by Moody's with a higher rating than the then rating of Party A's senior long term debt; and

                        (B) must exclude all Transactions (or any cashflows under any Transaction) which do not correspond with amounts payable on the Relevant Reset Date by Party B's Principal Paying Agent in respect of:

                              (I)   Class A Notes which are then rated by
                                    Moody's withthe same or lower rating than the then rating of Party A's senior long term debt; and

                             (II)   Class B Notes.

                        For the purposes of this Paragraph (m)(iii), "Relevant Reset Date" means:

                        (C) if a Reset Date occurs on the relevant Valuation Date, then that Valuation Date; or

                        (D) if a Reset Date does not occur on the relevant Valuation Date, then the next Reset Date.

                  (iv) Event of Default, not Potential Event of Default or Specified Condition

                        Paragraph 4(a)(i) and 4(a)(ii) of the Annex are amended by deleting the words "Potential Event of Default or Specified Condition" and "or Specified Condition" respectively.

                        Paragraph 6(c) of the Annex is amended by deleting the words "or an Affected Party with respect to a Specified Condition" on lines 3 and 4 and "or Specified Condition" on lines 5 and 6.

                        Paragraph 8(a)(1) and 8(a)(2) of the Annex are amended by deleting the words "or Specified Condition".

                  (v)   Party B's expenses

                        Party A acknowledges that, pursuant to Section 17 of the Agreement, Party

                        B will pay its own costs and expenses under Paragraph 10(a) from proceeds distributed as Trustee's expenses, in accordance with instructions from the Trustee.

                  (vi)  Governing Law notwithstanding

                        This Annex shall be governed by and construed in accordance with the laws of the state of New York without giving effect to choice of law doctrine and parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be subject to the non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of Manhattan in New York City, State of New York.

                  (vii) No trial by jury

                        Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Annex.

                 (viii) No pooling of Collateral with other Security Trust
                        security

                        Notwithstanding any provision in any [Trust Document] (as defined in the Security Trust Deed), but without prejudice to Party B's rights under Paragraph 8(a) of this Annex, Party B shall not be entitled to deal with the Posted Collateral in any manner inconsistent with the right of Party A under Paragraph 8(b)(iii) of this Annex to receive all Posted Collateral and the Interest Amount upon payment in full of Party A's obligations under this Agreement and no other person shall gain any rights in relation to the Posted Collateral or the Interest Amount that are inconsistent with that right of Party A.

                  (ix)  Credit Support Provider

                        For valuable consideration which is hereby acknowledged by the Credit Support Provider as having been received, the Credit Support Provider hereby unconditionally guarantees the obligations of Party A under this Annex, on the following terms:

                        (A) If Party A shall in any respect fail to perform its obligations as Pledgor under this Annex and the breach is not remedied within any applicable grace period set out in paragraph 7 of this Annex, the Credit Support Provider shall perform the obligations of Party A as Pledgor under and in accordance with this Annex as if references to "Party A" were references to the "Credit Support Provider";

                        (B) The Credit Support Provider shall be the "Pledgor" in respect of all Posted Collateral which the Credit Support Provider transfers pursuant to paragraph 13(m)(ix)(A), notwithstanding that any such Posted Collateral is transferred to secure the Obligations of Party A;

                        (C) The provisions of this paragraph 13(m)(ix) shall constitute irrevocable obligations of the Credit Support Provider until a notice of revocation is served by the Credit Support Provider on Party B. Such a notice shall not be served without the prior written consent of Party A and the Manager in consultation with the Designated Rating

                              Agencies; and

                        (D) The Credit Support Provider shall not be discharged or released from its obligations under this Annex and this Agreement (including, without limitation, the obligations under Section 20) by any agreement, conduct, omission, breach or repudiation by Party A or Party B, or any other act, event or circumstance which but for this clause would or might operate as a matter of law to discharge, impair or otherwise affect any of the obligations of the Credit Support Provider under this Annex or this Agreement.

                  (x)   Party A's Collateral and the Credit Support Provider

                        (A) If Party A transfers Eligible Collateral to Party B under this Annex (the "Party A Posted Collateral") and then a Substitution Notice is given by the Credit Support Provider and the Replaced Transaction is terminated in accordance with section 21 of the Agreement, then Party B will transfer the Party A Posted Collateral to a Custodian as specified by Party A in accordance with paragraph (x)(B) below.

                        (B) Party A shall, if a Substitution Notice is given to it by the Credit Support Provider in accordance with section 21 of the Agreement, demand that Party B transfer the Party A Posted Collateral (if any) to a Custodian specified by the Credit Support Provider as if that Custodian were the "Pledgor" for the purposes of returning Posted Collateral under paragraph 3(b), and otherwise in accordance with paragraph 3(b). Party B must transfer the Party A Posted Collateral on or by the Effective Date of the Substitute Transaction or the Equivalent-Other Transaction (as specified under section 21 of the Agreement).

                        (C) Party A shall direct the Custodian referred to in paragraph (x)(B) to hold the Party A Posted Collateral on trust for the Credit Support Provider and shall direct the Custodian to Transfer to the Credit Support Provider the Party A Posted Collateral under in accordance with the Credit Support Annex to the Master Agreement between Party A and the Credit Support Provider and/or otherwise as security for, or in satisfaction (in part of in full) of amounts then owing by Party A to the Credit Support Provider in connection with the Replaced Transaction or the Other Transaction, or any mark to market amounts payable in respect thereof. The Custodian must hold the Party A Posted Collateral, and must transfer the Party A Posted Collateral, as required by this paragraph (x)(C).

                        (D) The Transfer of the Party A Posted Collateral by Party B to the Custodian in accordance with paragraph (x)(B) shall constitute performance by Party B of its obligations under paragraph 3(b) in respect of the Party A Posted Collateral.

                                                     WESTPAC BANKING CORPORATION

Westpac Securities Administration Limited in its capacity as trustee of the Series 1998-1G WST Trust
Level 10, 130 Pitt Street
Sydney

cc:   Westpac Securitisation Management Pty Limited
      Level 6, 60 Martin Place
      Sydney

      Morgan Guaranty Trust Company of New York
      PO Box 161
      60 Victoria Embankment
      London EC4Y OJP

Dear Sir

Currency Swap Transactions - Series 1998-1G WST Trust
Class A Mortgage Backed Floating Rate Notes

The purpose of this letter is to confirm the terms and conditions of the swap transactions entered into between us on the Trade Dates specified below (the "Transactions"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

1.    This Confirmation supplements, forms part of, and is subject to, the
      Master Agreement dated [             June] 1998, as amended and
      supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Without limitation, Section 21 of the Agreement shall apply to this Confirmation and the Transactions under it, as further specified below.

2.    Terms defined in the Conditions dated [            June] 1998 in respect
      of the issue of US$xxx,xxx,xxx in Class A Mortgage-Backed Floating Rate Notes due [2032] have the same meanings when used in this Confirmation.

3. The terms of the particular Transaction to which this Confirmation relate are as specified in the Annexure to this Confirmation.

4. For the purposes of this Confirmation, Westpac Banking Corporation is known as "Westpac", Westpac Securities Administration Limited in its capacity as trustee of the Series 1998-1G WST Trust is known as "Trustee", Westpac Securitisation Management Pty Limited is known as "Manager" and Morgan Guaranty Trust Company of New York, London Office, is known as "Credit Support Provider".

5.    Account Details

      Payments to Westpac:          to be advised

      Payments to Trustee:          to be advised

                                                     WESTPAC BANKING CORPORATION

6.    Offices

      (a)   The Office of Westpac for the Swap Transactions is LONDON; and

      (b)   The Office of the Trustee for the Swap Transactions is SYDNEY.

                                          Yours sincerely,

                                          WESTPAC BANKING CORPORATION (ARBN
                                          007 457 141)


                                          By:

                                          Name:

                                          Title:

      Confirmed as of the
      date above first written:

      WESTPAC SECURITIES ADMINISTRATION LIMITED(ACN 000 049 472) in its capacity as trustee of the Series 1998-1G WST Trust


      By:
         ------------------------------
      Name:
      Title:

      WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) in its capacity as Trust Manager


      By:
         ------------------------------
      Name:
      Title:

                                                     WESTPAC BANKING CORPORATION

      MORGAN GUARANTY TRUST COMPANY OF NEW YORK in its capacity as Credit Support Provider to Westpac


      By:
         ------------------------------
      Name:
      Title:

                                                     WESTPAC BANKING CORPORATION

                           Annexure 1 - Class A Notes

Westpac Deal Number                 [           ]

Trade Date:                         [      June] 1998

Effective Date:                     Closing Date

Termination Date:                   Final Maturity Date (adjusted in accordance
                                    with the Modified Following Business Day
                                    Convention)

Floating Interest Amounts

Floating Amounts Payable by Westpac:

These Floating Amounts are payable by Westpac unless there is, on any Floating Rate Payer Payment Date, any reduction in Class A Interest resulting from a reduction in A$ Class A Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice to Westpac by the Determination
Time), in which case the Floating Amount shall be reduced by the same proportion as the reduction in the A$ Class A Interest Amount.

Floating Rate Payer:                 Westpac


Notional Amount:                    An amount equal to fifty (50) percent of the
                                    total Invested Amount of all Class A Notes as at the first day of the Interest Period ending on but excluding the relevant
                                    Floating Rate Payer Payment Date

                                                     WESTPAC BANKING CORPORATION

Floating Rate Payer Payment Dates:  Each Payment Date up to, and including the last Payment Date prior to Maturity Date, and the Termination Date

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                Three months

Spread:                             Plus [  ] percent

Floating Rate Day Count Fraction:   Actual/360

Reset Dates:                        The first day of each Interest Period

Compounding:                        Inapplicable

                                                     WESTPAC BANKING CORPORATION

Floating Amounts Payable by the Trustee:

These Floating Amounts are payable by the Trustee unless there is, on any Floating Rate Payer Payment Date, any reduction in A$ Class A Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice by the Trustee or Trust Manager to Westpac by the Determination Time), in which case instead of the Floating Amount Trustee shall pay an amount equal to the lesser A$ amount specified in that notice on that Floating Rate Payer Payment Date.


Floating Rate Payer:                Trustee

Notional Amount:                    An amount equal to fifty (50) percent of the
                                    A$ Equivalent (applying USD 0.6[ ]) of the total Invested Amount of all Class_A Notes as at the first day of the Interest Period ending on but excluding the relevant
                                    Floating Rate Payer Payment Date

Floating Rate Payer Payment Dates:  Each Payment Date up to and including the last Payment Date prior to Maturity Date, and the Termination Date

Floating Rate Option:               AUD-BBR-BBSW

Designated Maturity:                90 days

Spread:                             Plus 0.[  ] percent

Floating Rate Day Count Fraction:   Actual/365 (Fixed)

                                                     WESTPAC BANKING CORPORATION

Reset Dates:                        The first day of each Interest Period

Compounding:                        Inapplicable

                                                     WESTPAC BANKING CORPORATION

Exchanges


Initial Exchange:

Initial Exchange Date:              Closing Date

Westpac Pays Initial Exchange:      An amount equal to fifty (50) percent of the
                                    total Class A Initial Invested Amount of all
                                    Class A Notes on the Closing Date divided by the exchange rate of USD 0.6[ ] being (AUD [ ])

Trustee Pays Initial Exchange:      An amount equal to fifty (50) percent of the
                                    total of the Class A Initial Invested Amount of all of the Class A Notes on the Closing
                                    Date being USD [ ]

Instalment Exchange

Instalment Exchange Date            Each Payment Date (other than a Final
                                    Exchange Date

Westpac Pays Instalment Exchange:   An amount equal to fifty (50) percent of the
                                    Class A Principal Payment paid on the
                                    relevant Instalment Exchange Date towards a reduction of the Principal Amount of Class A
                                    Notes, as calculated by multiplying the
                                    Trustee Instalment Exchange Payment on the relevant Instalment Exchange Date by the exchange rate of USD 0.6[ ]

                                                     WESTPAC BANKING CORPORATION

Trustee Pays Instalment Exchange:   An amount equal to fifty (50) percent of the
                                    amount expressed under clause [6.14, 6.15 or 6.16] (as applicable) of the Series Notice as being payable under a Confirmation relating to Class A Notes plus any amount payable under clause [6.11(a)(ii)(C)] of the Series Notice (together, the "Trustee
                                    Instalment Exchange Payment") as specified in the notice issued by the Trustee (or
                                    Trust Manager to Westpac by the
                                    Determination Time in respect of that
                                    Instalment Exchange Date

                                                     WESTPAC BANKING CORPORATION

Final Exchange:

Final Exchange Date:                The earlier of the Termination Date and the
                                    Date of the [10% Clean Up under clause
                                    8.9(d)] of the Master Trust Deed as amended by the Series Notice and the date of redemption of all the Class A Notes for taxation or other reasons, adjusted in accordance with the Modified Following
                                    Business Day Convention

Westpac Pays Final Exchange:        An amount equal to fifty (50) percent of the
                                    aggregate Final Exchange payable by the
                                    Trustee under this Confirmation, multiplied by the exchange rate of USD 0.6[ ]

Trustee Pays Final Exchange:        An amount equal to fifty (50) percent of the
                                    aggregate amount expressed under clause
                                    [6.14, 6.15 or 6.16] (as applicable) of the Series Notice as being payable under a Confirmation relating to Class A Notes plus any amount payable under clause
                                    [6.11(a)(ii)(C)] of the Series Notice as specified in the Notice issued by the Trustee (or Trust Manager) to Westpac by the
                                    Determination Time in respect of that Final
                                    Exchange Date

Business Day Locations for Trustee: Sydney

Business Day Locations for Westpac: New York, London

                                                     WESTPAC BANKING CORPORATION

Payments will be:                   Gross

                                                     WESTPAC BANKING CORPORATION

                                    Glossary

1. Terms defined in the Series Notice:

A$ Equivalent                       Invested Amount

Class A Initial Invested Amount     Maturity Date

Class A Notes                       Payment Date

Closing Date                        Principal Payment

Interest Period                     Trust Manager

2. Terms defined in the Agreement (including 1991 ISDA Definitions) are:

Actual/360
Actual/365 (Fixed)
AUD-BBR-BBSW
Modified Following Business Day Convention
Replaced Transaction
USD-LIBOR-BBA

3. Terms defined in this Confirmation:

Agreement
Trustee
"Determination Time" means 5.00 pm Sydney time 4 Sydney Business Days prior to the relevant Payment Date or other applicable exchange date.
Westpac

                                                     WESTPAC BANKING CORPORATION

                       Credit Support Provider Provisions

Each Transaction under this Confirmation shall be capable of being specified as a Replaced Transaction in accordance with the provisions of Section 21 of the Agreement. Those provisions shall apply as further specified below.

1.    Definitions for Credit Events

      "Calculation Agent" means the party to the Transaction (or a third party) designated as such for the Transaction. The Calculation Agent's calculations and determinations shall be made in good faith, in a commercially reasonable manner and be binding in the absence of manifest error [Credit Support Provider];

      "Initial Price" means, with respect to any Reference Obligation, the percentage listed with respect thereto in the definition of Reference Obligation herein as the Initial Price;

      "Interest Rate Adjustment Amount" means, with respect to any Reference Obligation, the absolute value of the difference between (i) the Mark to Market Value and (ii) 100% minus the Initial Price;

      "Mark to Market Value" means, in the determination of the Calculation Agent, with respect to any Reference Obligation, on any day, the mark to market value payable on that day (expressed as a percentage of the notional amount thereof), of a hypothetical interest rate swap commencing on the Effective Date between a hypothetical party ("Party X") and a counterparty with the highest long term senior debt rating of each Rating Agency, which swap has a notional amount equal to the Floating Rate Payer Calculation Amount and under which Party X (i) pays the Mark to Market Rate plus the Initial Spread and (ii) receives a fixed interest amount equal in amount and timing to the coupons on the Reference Obligation. If, under such swap, Party X would be due to pay such mark to market value, Mark to Market Value will be negative and, if Party X would be due to receive such mark to market value, the Mark to Market Value will be positive.

      "Market Value" means, in accordance with the Quotation Method, the percentage equal to the arithmetic mean of quotations (exclusive of accrued but unpaid interest and expressed as a percentage) obtained from Dealers with respect to a Valuation Date in the manner provided below. In obtaining such price quotations from Dealers, the Calculation Agent will request each Dealer to provide firm bid and offer quotations for an aggregate amount of the Reference Obligation equal to the Quotation Amount to the extent reasonably practicable as of the Valuation Time on such Valuation Date. If more than three quotations are provided on such date, the Market Value shall be the arithmetic mean of such quotations without regard to the quotations having the highest and lowest values. If exactly three quotations are provided, the Market Value shall be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If exactly two quotations are provided, the Market Value shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, then the Market Value shall be an amount as determined by the Calculation Agent on the next Business Day on which at least two quotations are provided by Dealers. If the Calculation Agent is unable to calculate the Market Value prior to the fifth

                                                     WESTPAC BANKING CORPORATION

      Business Day following the applicable Valuation Date, then the Calculation Agent shall determine the Market Value for such Valuation Date in its reasonable discretion;

      "Quotation Method":

            [Mid-market means that only the arithmetic mean of the bid and offer quotations provided by Dealers that have provided both bid and offer quotations shall be used in the calculation of Market Value.];

      "Reference Obligation" means the obligation(s) as follows:

      Issuer/Borrower:              [                     ]
      Guarantor:                    [                     ]
      Maturity:                     [                     ]
      Coupon:                       [                     ]
      CUSIP/ISIN:                   [                     ]
      Original Issue Amount:        [                     ]
      Initial Price:                [                     ]
      Initial Spread:               [                     ];

      "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

      "Threshold Amount" means [US$25,000,000]

      "Valuation Time" - [                             ]

2. The parties acknowledge that on the Effective Date of the Substitute Transaction or the Equivalent Transaction, Party A shall pay to the Credit Support Provider (in the case of the Substitute Transaction) or to the new Currency Swap Provider (in the case of the Equivalent Transaction) the amount equal to the amount (if a positive number) that hypothetically would have been payable by Party A to Party B under Section 6(e)(i)(3) if:

      (a)   the Transaction had been terminated;

      (b)   an Early Termination Date had occurred on the Effective Date; and

      (c)   Section 21 had not applied in respect of the Transaction.

      Any such amount shall be payable by Party A to the Credit Support Provider in accordance with the provisions of the relevant Master Agreement between Party A and the Credit Support Provider (in the case of the Substitute Transaction) or to the New Currency Swap Provider in accordance with the relevant Master Agreement between Party A and the New Currency Swap Provider (in the case of the Equivalent Transaction).

                                                     WESTPAC BANKING CORPORATION

              Annexure 2 - Class A Notes - "Substitute Transaction"

Westpac Deal Number                 [           ]

Trade Date:                         [      June] 1998

Effective Date:                     The Effective Date shall be the date
                                    specified in a Substitution Notice given by Westpac as Credit Support Provider under the
                                    Other Agreement.

                                    The Effective Date shall not occur if the conditions in respect of the Substitution Notice have not been satisfied in full in accordance with the Other Agreement.

Termination Date:                   Final Maturity Date (adjusted in accordance
                                    with the Modified Following Business Day
                                    Convention)

Floating Interest Amounts

Floating Amounts Payable by Westpac:

These Floating Amounts are payable by Westpac unless there is, on any Floating Rate Payer Payment Date, any reduction in Class A Interest resulting from a reduction in A$ Class A Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice to Westpac by the Determination
Time), in which case the Floating Amount shall be reduced by the same proportion as the reduction in the A$ Class A Interest Amount.

Floating Rate Payer:                Westpac

                                                     WESTPAC BANKING CORPORATION

Notional Amount:                    An amount equal to the total Invested Amount
                                    of all Class A Notes as at the first day of the Interest Period ending on but excluding the relevant Floating Rate Payer Payment
                                    Date

Floating Rate Payer Payment Dates:  Each Payment Date on or after the Effective
                                    Date up to, and including the last Payment
                                    Date prior to Maturity Date, and the
                                    Termination Date

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                Three months

Spread:                             Plus [  ] percent

Floating Rate Day Count Fraction:   Actual/360

Reset Dates:                        The first day of each Interest Period

Compounding:                        Inapplicable

                                                     WESTPAC BANKING CORPORATION

Floating Amounts Payable by the Trustee:

These Floating Amounts are payable by the Trustee unless there is, on any Floating Rate Payer Payment Date, any reduction in A$ Class A Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice by the Trustee or Trust Manager to Westpac by the Determination Time), in which case instead of the Floating Amount Trustee shall pay an amount equal to the lesser A$ amount specified in that notice on that Floating Rate Payer Payment Date.

Floating Rate Payer:                Trustee

Notional Amount:                    An amount equal to the A$ Equivalent
                                    (applying USD 0.6[ ]) of the total Invested
                                    Amount of all Class_A Notes as at the first day of the Interest Period ending on but excluding the relevant Floating Rate Payer
                                    Payment Date

Floating Rate Payer Payment Dates:  Each Payment Date on or after the Effective
                                    Date up to and including the last Payment
                                    Date prior to Maturity Date, and the
                                    Termination Date

Floating Rate Option:               AUD-BBR-BBSW

Designated Maturity:                90 days

Spread:                             Plus 0.[  ] percent

                                                     WESTPAC BANKING CORPORATION

Floating Rate Day Count Fraction:   Actual/365 (Fixed)

Reset Dates:                        The first day of each Interest Period

Compounding:                        Inapplicable

                                                     WESTPAC BANKING CORPORATION

Exchanges

Instalment Exchange

Instalment Exchange Date            Each Payment Date on or after the Effective
                                    Date (other than a Final Exchange Date)

Westpac Pays Instalment Exchange:   An amount equal to the Class A Principal
                                    Payment paid on the relevant Instalment
                                    Exchange Date towards a reduction of the Principal Amount of Class A Notes, as calculated by multiplying the Trustee
                                    Instalment Exchange Payment on the relevant
                                    Instalment Exchange Date by the exchange rate of USD 0.6[ ]

Trustee Pays Instalment Exchange:   An amount equal to the amount expressed
                                    under clause [6.14, 6.15 or 6.16] (as
                                    applicable) of the Series Notice as being payable under a Confirmation relating to Class A Notes plus any amount payable under clause [6.11(a)(ii)(C)] of the Series Notice
                                    (together, the "Trustee Instalment Exchange
                                    Payment") as specified in the notice issued by the Trustee (or Trust Manager to Westpac by the Determination Time in respect of that Instalment Exchange Date

Final Exchange

                                                     WESTPAC BANKING CORPORATION

Final Exchange Date:                The earlier of the Termination Date and the
                                    Date of the [10% Clean Up under clause
                                    8.9(d)] of the Master Trust Deed as amended by the Series Notice and the date of redemption of all the Class A Notes for taxation or other reasons, adjusted in accordance with the Modified Following
                                    Business Day Convention

Westpac Pays Final Exchange:        An amount equal to the aggregate Final
                                    Exchange payable by the Trustee under this Confirmation, multiplied by the exchange rate of USD 0.6[ ]

Trustee Pays Final Exchange:        An amount equal to the aggregate amount
                                    expressed under clause [6.14, 6.15 or 6.16]
                                    (as applicable) of the Series Notice as
                                    being payable under a Confirmation relating to Class A Notes plus any amount payable under clause [6.11(a)(ii)(C)] of the Series
                                    Notice as specified in the Notice issued by the Trustee (or Trust Manager) to Westpac by the Determination Time in respect of that Final Exchange Date

Business Day Locations for Trustee: Sydney

Business Day Locations for Westpac: New York, London

Payments will be:                   Gross

                                                     WESTPAC BANKING CORPORATION

                                    Glossary


1. Terms defined in the Series Notice:

A$ Equivalent                       Invested Amount

Class A Initial Invested Amount     Maturity Date

Class A Notes                       Payment Date

Closing Date                        Principal Payment

Interest Period                     Trust Manager

2. Terms defined in the Agreement (including 1991 ISDA Definitions) are:

Actual/360
Actual/365 (Fixed)
AUD-BBR-BBSW
Modified Following Business Day Convention
Other Agreement. For the avoidance of doubt the Other Agreement is the agreement between Morgan Guaranty Trust Company of New York, London office as Party A, the Trustee as Party B, Westpac as the Credit Support Provider to Party A and the Manager, dated on or about the date of the Agreement.
Substitution Notice
USD-LIBOR-BBA

3. Terms defined in this Confirmation:

Agreement
Trustee

                                                     WESTPAC BANKING CORPORATION

"Determination Time" means 5.00 pm Sydney time 4 Sydney Business Days prior to the relevant Payment Date or other applicable exchange date. Westpac

                                                     WESTPAC BANKING CORPORATION

                          Annexure 3 - Class A Notes -
                         "Equivalent-Other Transaction"

Westpac Deal Number                 [           ]

Trade Date:                         [      June] 1998

Effective Date:                     The Effective Date shall be the date
                                    specified in a Substitution Notice given by Westpac as Credit Support Provider under the
                                    Other Agreement.

                                    The Effective Date shall not occur if the conditions in respect of the Substitution Notice have not been satisfied in full in accordance with the Other Agreement.

Termination Date:                   Final Maturity Date (adjusted in accordance
                                    with the Modified Following Business Day
                                    Convention)

Floating Interest Amounts

Floating Amounts Payable by Westpac:

These Floating Amounts are payable by Westpac unless there is, on any Floating Rate Payer Payment Date, any reduction in Class A Interest resulting from a reduction in A$ Class A Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice to Westpac by the Determination
Time), in which case the Floating Amount shall be reduced by the same proportion as the reduction in the A$ Class A Interest Amount.

Floating Rate Payer:                Westpac

Notional Amount:                    An amount equal to fifty (50) percent of the
                                    total Invested Amount for all Class A Notes as at the first day of the Interest Period ending on but excluding the relevant
                                    Floating Rate Payer Payment Date

Floating Rate Payer Payment Dates:  Each Payment Date on or after the Effective
                                    Date up to, and including the last Payment
                                    Date prior to Maturity Date, and the
                                    Termination Date

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                Three months

Spread:                             Plus [  ] percent

Floating Rate Day Count Fraction:   Actual/360

Reset Dates:                        The first day of each Interest Period

Compounding:                        Inapplicable

                                                     WESTPAC BANKING CORPORATION

Floating Amounts Payable by the Trustee:

These Floating Amounts are payable by the Trustee unless there is, on any Floating Rate Payer Payment Date, any reduction in A$ Class A Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice by the Trustee or Trust Manager to Westpac by the Determination Time), in which case instead of the Floating Amount Trustee shall pay an amount equal to the lesser A$ amount specified in that notice on that Floating Rate Payer Payment Date.

Floating Rate Payer:                Trustee

Notional Amount:                    An amount equal to fifty (50) percent of the
                                    A$ Equivalent (applying USD 0.6[ ]) of the total Invested Amount for all Class A Notes as at the first day of the Interest Period ending on but excluding the relevant
                                    Floating Rate Payer Payment Date

Floating Rate Payer Payment Dates:  Each Payment Date on or after the Effective
                                    Date up to and including the last Payment
                                    Date prior to Maturity Date, and the
                                    Termination Date

Floating Rate Option:               AUD-BBR-BBSW

Designated Maturity:                90 days

Spread:                             Plus 0.[  ] percent

Floating Rate Day Count Fraction:   Actual/365 (Fixed)

Reset Dates:                        The first day of each Interest Period

Compounding:                        Inapplicable

                                                     WESTPAC BANKING CORPORATION

Exchanges

Instalment Exchange

Instalment Exchange Date            Each Payment Date on or after the Effective
                                    Date (other than a Final Exchange Date

Westpac Pays Instalment Exchange:   An amount equal to fifty (50) percent of the
                                    Class A Principal Payment paid on the
                                    relevant Instalment Exchange Date towards a reduction of the Principal Amount of Class A
                                    Notes, as calculated by multiplying the
                                    Trustee Instalment Exchange Payment on the relevant Instalment Exchange Date by the exchange rate of USD 0.6[ ]

Trustee Pays Instalment Exchange:   An amount equal to fifty (50) percent of the
                                    amount expressed under clause [6.14, 6.15 or 6.16] (as applicable) of the Series Notice as being payable under a Confirmation relating to Class A Notes plus any amount payable under clause [6.11(a)(ii)(C)] of the Series Notice (together, the "Trustee
                                    Instalment Exchange Payment") as specified in the notice issued by the Trustee (or
                                    Trust Manager to Westpac by the
                                    Determination Time in respect of that
                                    Instalment Exchange Date

                                                     WESTPAC BANKING CORPORATION

Final Exchange:

Final Exchange Date:                The earlier of the Termination Date and the
                                    Date of the [10% Clean Up under clause
                                    8.9(d)] of the Master Trust Deed as amended by the Series Notice and the date of redemption of all the Class A Notes for taxation or other reasons, adjusted in accordance with the Modified Following
                                    Business Day Convention

Westpac Pays Final Exchange:        An amount equal to fifty (50) percent of the
                                    aggregate Final Exchange payable by the
                                    Trustee under this Confirmation, multiplied by the exchange rate of USD 0.6[ ]

Trustee Pays Final Exchange:        An amount equal to fifty (50) percent of the
                                    aggregate amount expressed under clause
                                    [6.14, 6.15 or 6.16] (as applicable) of the Series Notice as being payable under a Confirmation relating to Class A Notes plus any amount payable under clause
                                    [6.11(a)(ii)(C)] of the Series Notice as specified in the Notice issued by the Trustee (or Trust Manager) to Westpac by the
                                    Determination Time in respect of that Final
                                    Exchange Date

Business Day Locations for Trustee: Sydney

Business Day Locations for Westpac: New York, London

Payments will be:                   Gross

                                                     WESTPAC BANKING CORPORATION

                                    Glossary

1. Terms defined in the Series Notice:

A$ Equivalent                       Invested Amount
Class A Initial Invested Amount     Maturity Date
Class A Notes                       Payment Date
Closing Date                        Principal Payment
Interest Period                     Trust Manager

2. Terms defined in the Agreement (including 1991 ISDA Definitions) are:

Actual/360
Actual/365 (Fixed)
AUD-BBR-BBSW
Modified Following Business Day Convention
Other Agreement. For the avoidance of doubt the Other Agreement is the agreement between Morgan Guaranty Trust Company of New York, London office as Party A, the Trustee as Party B, Westpac as the Credit Support Provider to Party A and the Manager, dated on or about the date of the Agreement.
Replaced Transaction
USD-LIBOR-BBA

3. Terms defined in this Confirmation:

Agreement
Trustee
"Determination Time" means 5.00 pm Sydney time 4 Sydney Business Days prior to the relevant Payment Date or other applicable exchange date. Westpac

                       Credit Support Provider Provisions

Each Transaction under this Confirmation shall be capable of being specified as a Replaced Transaction in accordance with the provisions of Section 21 of the Agreement. Those provisions shall apply as further specified below.

1.    Definitions for Credit Events

      "Calculation Agent" means the party to the Transaction (or a third party) designated as such for the Transaction. The Calculation Agent's calculations and determinations shall be made in good faith, in a commercially reasonable manner and be binding in the absence of manifest error [Credit Support Provider];

      "Initial Price" means, with respect to any Reference Obligation, the percentage listed with respect thereto in the definition of Reference Obligation herein as the Initial Price;

      "Interest Rate Adjustment Amount" means, with respect to any Reference Obligation, the absolute value of the difference between (i) the Mark to Market Value and (ii) 100% minus the Initial Price;

      "Mark to Market Value" means, in the determination of the Calculation Agent, with respect to any Reference Obligation, on any day, the mark to market value payable on that day (expressed as a percentage of the notional amount thereof), of a hypothetical interest rate swap commencing on the Effective Date between a hypothetical party ("Party X") and a counterparty with the highest long term senior debt rating of each Rating Agency, which swap has a notional amount equal to the Floating Rate Payer Calculation Amount and under which Party X (i) pays the Mark to Market Rate plus the Initial Spread and (ii) receives a fixed interest amount equal in

                                                     WESTPAC BANKING CORPORATION

      amount and timing to the coupons on the Reference Obligation. If, under such swap, Party X would be due to pay such mark to market value, Mark to Market Value will be negative and, if Party X would be due to receive such mark to market value, the Mark to Market Value will be positive.

      "Market Value" means, in accordance with the Quotation Method, the percentage equal to the arithmetic mean of quotations (exclusive of accrued but unpaid interest and expressed as a percentage) obtained from Dealers with respect to a Valuation Date in the manner provided below. In obtaining such price quotations from Dealers, the Calculation Agent will request each Dealer to provide firm bid and offer quotations for an aggregate amount of the Reference Obligation equal to the Quotation Amount to the extent reasonably practicable as of the Valuation Time on such Valuation Date. If more than three quotations are provided on such date, the Market Value shall be the arithmetic mean of such quotations without regard to the quotations having the highest and lowest values. If exactly three quotations are provided, the Market Value shall be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If exactly two quotations are provided, the Market Value shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, then the Market Value shall be an amount as determined by the Calculation Agent on the next Business Day on which at least two quotations are provided by Dealers. If the Calculation Agent is unable to calculate the Market Value prior to the fifth Business Day following the applicable Valuation Date, then the Calculation Agent shall determine the Market Value for such Valuation Date in its reasonable discretion;

      "Quotation Method":

            [Bid means that only the bid quotations provided by Dealers shall be used in the calculation of Market Value] or

            [Offer means that only the offer quotations provided by Dealers shall be used in the calculation of Market Value.] or

            [Mid-market means that only the arithmetic mean of the bid and offer quotations provided by Dealers that have provided both bid and offer quotations shall be used in the calculation of Market Value.];

      "Reference Obligation" means the obligation(s) as follows:

      Issuer/Borrower:              [                     ]
      Guarantor:                    [                     ]
      Maturity:                     [                     ]
      Coupon:                       [                     ]
      CUSIP/ISIN:                   [                     ]
      Original Issue Amount:        [                     ]
      Initial Price:                [                     ]
      Initial Spread:               [                     ];

      "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

      "Threshold Amount" means [US$25,000,000]

      "Valuation Time" - [                             ]

2. The parties acknowledge that on the Effective Date of the Substitute Transaction or the Equivalent Transaction, Party A shall pay to the Credit Support Provider (in the case of the Substitute Transaction) or to the new Currency Swap Provider (in the case of the Equivalent Transaction) the amount equal to the amount (if a positive number) that hypothetically would have been payable by Party A to Party B under Section 6(e)(i)(3) if:

      (a)   the Transaction had been terminated;

      (b)   an Early Termination Date had occurred on the Effective Date; and

                                                     WESTPAC BANKING CORPORATION

      (c)   Section 21 had not applied in respect of the Transaction.

      Any such amount shall be payable by Party A to the Credit Support Provider in accordance with the provisions of the relevant Master Agreement between Party A and the Credit Support Provider (in the case of the Substitute Transaction) or to the New Currency Swap Provider in accordance with the relevant Master Agreement between Party A and the New Currency Swap Provider (in the case of the Equivalent Transaction).

                                                     WESTPAC BANKING CORPORATION

                     ACCESSION BY NEW CURRENCY SWAP PROVIDER

As specified in the Substitution Notice given by Westpac under the Other Agreement, we agree to be the Credit Support Provider to Westpac as governed by the terms of the Agreement, in respect of the Transaction specified by this Annexure 3, and we agree that all references in the Agreement and this Transaction to "Credit Support Provider" shall be to us, and for consideration which we acknowledge as having been received, we hereby accept the accession to us of all the rights and obligations as Credit Support Provider as and from the Effective Date of this Transaction.

      Agreed and accepted as the new Credit
      Support Provider:


                                          By:
                                          Name:
                                          Title:

      Agreed and confirmed as of the Effective Date of the Transaction specified in this Annexure 3:

      WESTPAC SECURITIES ADMINISTRATION LIMITED(ACN 000 049 472) in its capacity as Party B


      By:
         ------------------------------
      Name:
      Title:

      WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) in its capacity as Trust Manager


      By:
         ------------------------------
      Name:
      Title:

      WESTPAC BANKING CORPORATION (ARBN 007 457 141) in its capacity as Party A


      By:
         ------------------------------
      Name:
      Title:

                                                     WESTPAC BANKING CORPORATION

Westpac Securities Administration Limited in its capacity as trustee of the Series 1998-1G WST Trust
Level 10, 130 Pitt Street Sydney

cc:   Westpac Securitisation Management Pty Limited
      Level 6, 60 Martin Place
      Sydney

      Morgan Guaranty Trust Company of New York
      PO Box 161
      60 Victoria Embankment
      London  EC4Y OJP

Dear Sir

Currency Swap Transactions - Series 1998-1G WST Trust
Class B Mortgage Backed Floating Rate Notes

The purpose of this letter is to confirm the terms and conditions of the swap transactions entered into between us on the Trade Dates specified below (the "Transactions"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

1.    This Confirmation supplements, forms part of, and is subject to, the
      Master Agreement dated [      June] 1998, as amended and supplemented from
      time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Without limitation, Section 21 of the Agreement shall apply to this Confirmation and the Transactions under it, as further specified below.

2.    Terms defined in the Conditions dated [       June] 1998 in respect of the
      issue of US$xxx,xxx,xxx in Class B Mortgage-Backed Floating Rate Notes due [2032] have the same meanings when used in this Confirmation.

3. The terms of the particular Transaction to which this Confirmation relate are as specified in the Annexure to this Confirmation.

4. For the purposes of this Confirmation, Westpac Banking Corporation is known as "Westpac", Westpac Securities Administration Limited in its capacity as trustee of the Series 1998-1G WST Trust is known as "Trustee", Westpac Securitisation Management Pty Limited is known as "Manager" and Morgan Guaranty Trust Company of New York, London Office, is known as "Credit Support Provider".

5.    Account Details

      Payments to Westpac:  to be advised

      Payments to Trustee:  to be advised

                                                     WESTPAC BANKING CORPORATION

6.    Offices

      (a)   The Office of Westpac for the Swap Transactions is LONDON; and

      (b)   The Office of the Trustee for the Swap Transactions is SYDNEY.

                                        Yours sincerely,

                                        WESTPAC BANKING CORPORATION (ARBN
                                        007 457 141)K


                                        By:

                                        Name:

                                        Title:

      Confirmed as of the date above first written:

      WESTPAC SECURITIES ADMINISTRATION LIMITED(ACN 000 049 472) in its capacity as trustee of the Series 1998-1G WST Trust


      By:______________________________
      Name:
      Title:

      WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) in its capacity as Trust Manager


      By:______________________________
      Name:
      Title:

                                                     WESTPAC BANKING CORPORATION

      MORGAN GUARANTY TRUST COMPANY OF NEW YORK in its capacity as Credit Support Provider to Westpac


      By:______________________________
      Name:
      Title:

                                                     WESTPAC BANKING CORPORATION

                           Annexure 1 - Class B Notes

Westpac Deal Number                         [              ]

Trade Date:                                 [        June] 1998

Effective Date:                             Closing Date

Termination Date:                           Final Maturity Date (adjusted in
                                            accordance with the Modified
                                            Following Business Day Convention)

Floating Interest Amounts

Floating Amounts Payable by Westpac:

These Floating Amounts are payable by Westpac unless there is, on any Floating Rate Payer Payment Date, any reduction in Class B Interest resulting from a reduction in A$ Class B Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice to Westpac by the Determination
Time), in which case the Floating Amount shall be reduced by the same proportion as the reduction in the A$ Class B Interest Amount.

Floating Rate Payer:                        Westpac

Notional Amount:                            An amount equal to fifty (50)
                                            percent of the total Invested Amount
                                            of all Class B Notes as at the first
                                            day of the Interest Period ending on
                                            but excluding the relevant Floating
                                            Rate Payer Payment Date

                                                     WESTPAC BANKING CORPORATION

Floating Rate Payer Payment Dates:          Each Payment Date up to, and
                                            including the last Payment Date
                                            prior to Maturity Date, and the
                                            Termination Date

Floating Rate Option:                       USD-LIBOR-BBA

Designated Maturity:                        Three months

Spread:                                     Plus [  ] percent

Floating Rate Day Count Fraction:           Actual/360

Reset Dates:                                The first day of each Interest
                                            Period

Compounding:                                Inapplicable

                                                     WESTPAC BANKING CORPORATION

Floating Amounts Payable by the Trustee:

These Floating Amounts are payable by the Trustee unless there is, on any Floating Rate Payer Payment Date, any reduction in A$ Class B Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice by the Trustee or Trust Manager to Westpac by the Determination Time), in which case instead of the Floating Amount Trustee shall pay an amount equal to the lesser A$ amount specified in that notice on that Floating Rate Payer Payment Date.

Floating Rate Payer:                  Trustee

Notional Amount:                      An amount equal to fifty (50)
                                      percent of the A$ Equivalent
                                      (applying USD 0.6[ ]) of the total
                                      Invested Amount of all Class < 0- 95 >A
                                      Notes as at the first day of the
                                      Interest Period ending on but
                                      excluding the relevant Floating Rate
                                      Payer Payment Date

Floating Rate Payer Payment Dates:    Each Payment Date up to and
                                      including the last Payment Date
                                      prior to Maturity Date, and the
                                      Termination Date

Floating Rate Option:                 AUD-BBR-BBSW

Designated Maturity:                  90 days

Spread:                               Plus 0.[  ] percent

Floating Rate Day Count Fraction:     Actual/365 (Fixed)

                                               WESTPAC BANKING CORPORATION

Reset Dates:                          The first day of each Interest
                                      Period

Compounding:                          Inapplicable

                                               WESTPAC BANKING CORPORATION

Exchanges

Initial Exchange:

Initial Exchange Date:                Closing Date

Westpac Pays Initial Exchange: An amount equal to fifty (50) percent of the total Class B Initial Invested Amount of all Class B Notes on the Closing Date divided by the exchange rate of USD 0.6[ ] being (AUD [ ])

Trustee Pays Initial Exchange:        An amount equal to fifty (50)
                                      percent of the total of the Class B
                                      Initial Invested Amount of all of
                                      the Class B Notes on the Closing
                                      Date being USD [ ]

Instalment Exchange

Instalment Exchange Date              Each Payment Date (other than a
                                      Final Exchange Date

Westpac Pays Instalment Exchange:     An amount equal to fifty (50)
                                      percent of the Class B Principal
                                      Payment paid on the relevant
                                      Instalment Exchange Date towards a
                                      reduction of the Principal Amount of
                                      Class B Notes, as calculated by
                                      multiplying the Trustee Instalment
                                      Exchange Payment on the relevant
                                      Instalment Exchange Date by the
                                      exchange rate of USD 0.6[ ]

                                               WESTPAC BANKING CORPORATION

Trustee Pays Instalment Exchange:     An amount equal to fifty (50)
                                      percent of the amount expressed
                                      under clause [6.14, 6.15 or 6.16]
                                      (as applicable) of the Series Notice
                                      as being payable under a
                                      Confirmation relating to Class B
                                      Notes plus any amount payable under
                                      clause [6.11(a)(ii)(C)] of the
                                      Series Notice (together, the
                                      "Trustee Instalment Exchange
                                      Payment") as specified in the notice
                                      issued by the Trustee (or Trust
                                      Manager to Westpac by the
                                      Determination Time in respect of
                                      that Instalment Exchange Date

                                               WESTPAC BANKING CORPORATION

Final Exchange:

Final Exchange Date:                  The earlier of the Termination Date
                                      and the Date of the [10% Clean Up
                                      under clause 8.9(d)] of the Master
                                      Trust Deed as amended by the Series
                                      Notice and the date of redemption of
                                      all the Class B Notes for taxation
                                      or other reasons, adjusted in
                                      accordance with the Modified
                                      Following Business Day Convention

Westpac Pays Final Exchange:          An amount equal to fifty (50)
                                      percent of the aggregate Final
                                      Exchange payable by the Trustee
                                      under this Confirmation, multiplied
                                      by the exchange rate of USD 0.6[ ]

Trustee Pays Final Exchange:          An amount equal to fifty (50)
                                      percent of the aggregate amount
                                      expressed under clause [6.14, 6.15
                                      or 6.16] (as applicable) of the
                                      Series Notice as being payable under
                                      a Confirmation relating to Class B
                                      Notes plus any amount payable under
                                      clause [6.11(a)(ii)(C)] of the
                                      Series Notice as specified in the
                                      Notice issued by the Trustee (or
                                      Trust Manager) to Westpac by the
                                      Determination Time in respect of
                                      that Final Exchange Date

Business Day Locations for Trustee:   Sydney

Business Day Locations for Westpac:   New York, London

                                                     WESTPAC BANKING CORPORATION

Payments will be:                           Gross

                                                     WESTPAC BANKING CORPORATION

                                       Glossary

1. Terms defined in the Series Notice:

A$ Equivalent                               Invested Amount

Class B Initial Invested Amount             Maturity Date

Class B Notes                               Payment Date

Closing Date                                Principal Payment

Interest Period                             Trust Manager

2. Terms defined in the Agreement (including 1991 ISDA Definitions) are:

Actual/360
Actual/365 (Fixed)
AUD-BBR-BBSW
Modified Following Business Day Convention
Replaced Transaction
USD-LIBOR-BBA

3. Terms defined in this Confirmation:

Agreement
Trustee
"Determination Time" means 5.00 pm Sydney time 4 Sydney Business Days prior to the relevant Payment Date or other applicable exchange date.
Westpac

                                                     WESTPAC BANKING CORPORATION

                       Credit Support Provider Provisions

Each Transaction under this Confirmation shall be capable of being specified as a Replaced Transaction in accordance with the provisions of Section 21 of the Agreement. Those provisions shall apply as further specified below.

1.    Definitions for Credit Events

      "Calculation Agent" means the party to the Transaction (or a third party) designated as such for the Transaction. The Calculation Agent's calculations and determinations shall be made in good faith, in a commercially reasonable manner and be binding in the absence of manifest error [Credit Support Provider];

      "Initial Price" means, with respect to any Reference Obligation, the percentage listed with respect thereto in the definition of Reference Obligation herein as the Initial Price;

      "Interest Rate Adjustment Amount" means, with respect to any Reference Obligation, the absolute value of the difference between (i) the Mark to Market Value and (ii) 100% minus the Initial Price;

      "Mark to Market Value" means, in the determination of the Calculation Agent, with respect to any Reference Obligation, on any day, the mark to market value payable on that day (expressed as a percentage of the notional amount thereof), of a hypothetical interest rate swap commencing on the Effective Date between a hypothetical party ("Party X") and a counterparty with the highest long term senior debt rating of each Rating Agency, which swap has a notional amount equal to the Floating Rate Payer Calculation Amount and under which Party X (i) pays the Mark to Market Rate plus the Initial Spread and (ii) receives a fixed interest amount equal in amount and timing to the coupons on the Reference Obligation. If, under such swap, Party X would be due to pay such mark to market value, Mark to Market Value will be negative and, if Party X would be due to receive such mark to market value, the Mark to Market Value will be positive.

      "Market Value" means, in accordance with the Quotation Method, the percentage equal to the arithmetic mean of quotations (exclusive of accrued but unpaid interest and expressed as a percentage) obtained from Dealers with respect to a Valuation Date in the manner provided below. In obtaining such price quotations from Dealers, the Calculation Agent will request each Dealer to provide firm bid and offer quotations for an aggregate amount of the Reference Obligation equal to the Quotation Amount to the extent reasonably practicable as of the Valuation Time on such Valuation Date. If more than three quotations are provided on such date, the Market Value shall be the arithmetic mean of such quotations without regard to the quotations having the highest and lowest values. If exactly three quotations are provided, the Market Value shall be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If exactly two quotations are provided, the Market Value shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, then the Market Value shall be an amount as determined by the Calculation Agent on the next Business Day on which at least two quotations are provided by Dealers. If the Calculation Agent is unable to calculate the Market Value prior to the fifth

                                                     WESTPAC BANKING CORPORATION

      Business Day following the applicable Valuation Date, then the Calculation Agent shall determine the Market Value for such Valuation Date in its reasonable discretion;

      "Quotation Method":

            [Mid-market means that only the arithmetic mean of the bid and offer quotations provided by Dealers that have provided both bid and offer quotations shall be used in the calculation of Market Value.];

      "Reference Obligation" means the obligation(s) as follows:

      Issuer/Borrower:                    [              ]
      Guarantor:                          [              ]
      Maturity:                           [              ]
      Coupon:                             [              ]
      CUSIP/ISIN:                         [              ]
      Original Issue Amount:              [              ]
      Initial Price:                      [              ]
      Initial Spread:                     [              ];

      "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

      "Threshold Amount" means [US$25,000,000]

      "Valuation Time" - [                ]

2. The parties acknowledge that on the Effective Date of the Substitute Transaction or the Equivalent Transaction, Party A shall pay to the Credit Support Provider (in the case of the Substitute Transaction) or to the new Currency Swap Provider (in the case of the Equivalent Transaction) the amount equal to the amount (if a positive number) that hypothetically would have been payable by Party A to Party B under Section 6(e)(i)(3) if:

      (a)   the Transaction had been terminated;

      (b)   an Early Termination Date had occurred on the Effective Date; and

      (c)   Section 21 had not applied in respect of the Transaction.

      Any such amount shall be payable by Party A to the Credit Support Provider in accordance with the provisions of the relevant Master Agreement between Party A and the Credit Support Provider (in the case of the Substitute Transaction) or to the New Currency Swap Provider in accordance with the relevant Master Agreement between Party A and the New Currency Swap Provider (in the case of the Equivalent Transaction).

                                                     WESTPAC BANKING CORPORATION

              Annexure 2 - Class B Notes - "Substitute Transaction"

Westpac Deal Number                         [              ]

Trade Date:                                 [        June] 1998

Effective Date:                             The Effective Date shall be the date
                                            specified in a Substitution Notice
                                            given by Westpac as Credit Support
                                            Provider under the Other Agreement.
                                            The Effective Date shall not occur
                                            if the conditions in respect of the
                                            Substitution Notice have not been
                                            satisfied in full in accordance with
                                            the Other Agreement.

Termination Date:                           Final Maturity Date (adjusted in
                                            accordance with the Modified
                                            Following Business Day Convention)

Floating Interest Amounts

Floating Amounts Payable by Westpac:

These Floating Amounts are payable by Westpac unless there is, on any Floating Rate Payer Payment Date, any reduction in Class A Interest resulting from a reduction in A$ Class A Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice to Westpac by the Determination
Time), in which case the Floating Amount shall be reduced by the same proportion as the reduction in the A$ Class A Interest Amount.

Floating Rate Payer:                        Westpac

                                                     WESTPAC BANKING CORPORATION

Notional Amount:                            An amount equal to the total
                                            Invested Amount of all Class A Notes
                                            as at the first day of the Interest
                                            Period ending on but excluding the
                                            relevant Floating Rate Payer Payment
                                            Date

Floating Rate Payer Payment Dates:          Each Payment Date on or after the
                                            Effective Date up to, and including
                                            the last Payment Date prior to
                                            Maturity Date, and the Termination
                                            Date

Floating Rate Option:                       USD-LIBOR-BBA

Designated Maturity:                        Three months

Spread:                                     Plus [  ] percent

Floating Rate Day Count Fraction:           Actual/360

Reset Dates:                                The first day of each Interest
                                            Period

Compounding:                                Inapplicable

                                                     WESTPAC BANKING CORPORATION

Floating Amounts Payable by the Trustee:

These Floating Amounts are payable by the Trustee unless there is, on any Floating Rate Payer Payment Date, any reduction in A$ Class A Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice by the Trustee or Trust Manager to Westpac by the Determination Time), in which case instead of the Floating Amount Trustee shall pay an amount equal to the lesser A$ amount specified in that notice on that Floating Rate Payer Payment Date.

Floating Rate Payer:                        Trustee

Notional Amount:                            An amount equal to the A$ Equivalent
                                            (applying USD 0.6[ ]) of the total
                                            Invested Amount of all Class A Notes
                                            as at the first day of the Interest
                                            Period ending on but excluding the
                                            relevant Floating Rate Payer Payment
                                            Date

Floating Rate Payer Payment Dates:          Each Payment Date on or after the
                                            Effective Date up to and including
                                            the last Payment Date prior to
                                            Maturity Date, and the Termination
                                            Date

Floating Rate Option:                       AUD-BBR-BBSW

Designated Maturity:                        90 days

Spread:                                     Plus 0.[  ] percent

                                                     WESTPAC BANKING CORPORATION

Floating Rate Day Count Fraction:           Actual/365 (Fixed)

Reset Dates:                                The first day of each Interest
                                            Period

Compounding:                                Inapplicable

                                                     WESTPAC BANKING CORPORATION

Exchanges

Instalment Exchange

Instalment Exchange Date                    Each Payment Date on or after the
                                            Effective Date (other than a Final
                                            Exchange Date

Westpac Pays Instalment Exchange:           An amount equal to the Class A
                                            Principal Payment paid on the
                                            relevant Instalment Exchange Date
                                            towards a reduction of the Principal
                                            Amount of Class A Notes, as
                                            calculated by multiplying the
                                            Trustee Instalment Exchange Payment
                                            on the relevant Instalment Exchange
                                            Date by the exchange rate of USD
                                            0.6[ ]

Trustee Pays Instalment Exchange:           An amount equal to the amount
                                            expressed under clause [6.14, 6.15
                                            or 6.16] (as applicable) of the
                                            Series Notice as being payable under
                                            a Confirmation relating to Class A
                                            Notes plus any amount payable under
                                            clause [6.11(a)(ii)(C)] of the
                                            Series Notice (together, the
                                            "Trustee Instalment Exchange
                                            Payment") as specified in the notice
                                            issued by the Trustee (or Trust
                                            Manager to Westpac by the
                                            Determination Time in respect of
                                            that Instalment Exchange Date

Final Exchange:

                                                     WESTPAC BANKING CORPORATION

Final Exchange Date:                        The earlier of the Termination Date
                                            and the Date of the [10% Clean Up
                                            under clause 8.9(d)] of the Master
                                            Trust Deed as amended by the Series
                                            Notice and the date of redemption of
                                            all the Class A Notes for taxation
                                            or other reasons, adjusted in
                                            accordance with the Modified
                                            Following Business Day Convention

Westpac Pays Final Exchange:                An amount equal to the aggregate
                                            Final Exchange payable by the
                                            Trustee under this Confirmation,
                                            multiplied by the exchange rate of
                                            USD 0.6[ ]

Trustee Pays Final Exchange:                An amount equal to the aggregate
                                            amount expressed under clause [6.14,
                                            6.15 or 6.16] (as applicable) of the
                                            Series Notice as being payable under
                                            a Confirmation relating to Class A
                                            Notes plus any amount payable under
                                            clause [6.11(a)(ii)(C)] of the
                                            Series Notice as specified in the
                                            Notice issued by the Trustee (or
                                            Trust Manager) to Westpac by the
                                            Determination Time in respect of
                                            that Final Exchange Date

Business Day Locations for Trustee:         Sydney

Business Day Locations for Westpac:         New York, London

Payments will be:                           Gross

                                                     WESTPAC BANKING CORPORATION

                                    Glossary

1. Terms defined in the Series Notice:

A$ Equivalent                               Invested Amount

Class A Initial Invested Amount             Maturity Date

Class A Notes                               Payment Date

Closing Date                                Principal Payment

Interest Period                             Trust Manager

2. Terms defined in the Agreement (including 1991 ISDA Definitions) are:

Actual/360
Actual/365 (Fixed)
AUD-BBR-BBSW
Modified Following Business Day Convention
Other Agreement. For the avoidance of doubt the Other Agreement is the agreement between Morgan Guaranty Trust Company of New York, London office as Party A, the Trustee as Party B, Westpac as the Credit Support Provider to Party A and the Manager, dated on or about the date of the Agreement.
Substitution Notice
USD-LIBOR-BBA

3. Terms defined in this Confirmation:

Agreement
Trustee

                                                     WESTPAC BANKING CORPORATION

"Determination Time" means 5.00 pm Sydney time 4 Sydney Business Days prior to the relevant Payment Date or other applicable exchange date.
Westpac

                                                     WESTPAC BANKING CORPORATION

                          Annexure 3 - Class B Notes -
                         "Equivalent-Other Transaction"

Westpac Deal Number                 [           ]

Trade Date:                         [      June] 1998

Effective Date:                     The Effective Date shall be the date
                                    specified in a Substitution Notice given by Westpac as Credit Support Provider under the
                                    Other Agreement.

                                    The Effective Date shall not occur if the conditions in respect of the Substitution Notice have not been satisfied in full in accordance with the Other Agreement.

Termination Date:                   Final Maturity Date (adjusted in accordance
                                    with the Modified Following Business Day
                                    Convention)

Floating Interest Amounts

Floating Amounts Payable by Westpac:

These Floating Amounts are payable by Westpac unless there is, on any Floating Rate Payer Payment Date, any reduction in Class B Interest resulting from a reduction in A$ Class B Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice to Westpac by the Determination
Time), in which case the Floating Amount shall be reduced by the same proportion as the reduction in the A$ Class B Interest Amount.

Floating Rate Payer:                Westpac

Notional Amount:                    An amount equal to fifty (50) percent of the
                                    total Invested Amount of all Class B Notes as at the first day of the Interest Period ending on but excluding the relevant
                                    Floating Rate Payer Payment Date

Floating Rate Payer Payment Dates:  Each Payment Date on or after the Effective
                                    Date up to, and including the last Payment
                                    Date prior to Maturity Date, and the
                                    Termination Date

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                Three months

Spread:                             Plus [  ] percent

Floating Rate Day Count Fraction:   Actual/360

Reset Dates:                        The first day of each Interest Period

Compounding:                        Inapplicable

                                                     WESTPAC BANKING CORPORATION

Floating Amounts Payable by the Trustee:

These Floating Amounts are payable by the Trustee unless there is, on any Floating Rate Payer Payment Date, any reduction in A$ Class B Interest Amount pursuant to clause [6.17(a)(ii)(A)] of the Series Notice (as specified in a notice by the Trustee or Trust Manager to Westpac by the Determination Time), in which case instead of the Floating Amount Trustee shall pay an amount equal to the lesser A$ amount specified in that notice on that Floating Rate Payer Payment Date.

Floating Rate Payer:                Trustee

Notional Amount:                    An amount equal to fifty (50) percent of the
                                    A$ Equivalent (applying USD 0.6[ ]) of the total Invested Amount of all Class A Notes as at the first day of the Interest Period ending on but excluding the relevant
                                    Floating Rate Payer Payment Date

Floating Rate Payer Payment Dates:  Each Payment Date on or after the Effective
                                    Date up to and including the last Payment
                                    Date prior to Maturity Date, and the
                                    Termination Date

Floating Rate Option:               AUD-BBR-BBSW

Designated Maturity:                90 days

Spread:                             Plus 0.[  ] percent

Floating Rate Day Count Fraction:   Actual/365 (Fixed)

Reset Dates:                        The first day of each Interest Period

Compounding:                        Inapplicable

                                                     WESTPAC BANKING CORPORATION

Exchanges

Instalment Exchange

Instalment Exchange Date            Each Payment Date on or after the Effective
                                    Date (other than a Final Exchange Date)

Westpac Pays Instalment Exchange:   An amount equal to fifty (50) percent of the
                                    Class B Principal Payment paid on the
                                    relevant Instalment Exchange Date towards a reduction of the Principal Amount of Class B
                                    Notes, as calculated by multiplying the
                                    Trustee Instalment Exchange Payment on the relevant Instalment Exchange Date by the exchange rate of USD 0.6[ ]

Trustee Pays Instalment Exchange:   An amount equal to fifty (50) percent of the
                                    amount expressed under clause [6.14, 6.15 or 6.16] (as applicable) of the Series Notice as being payable under a Confirmation relating to Class B Notes plus any amount payable under clause [6.11(a)(ii)(C)] of the Series Notice (together, the "Trustee
                                    Instalment Exchange Payment") as specified in the notice issued by the Trustee (or
                                    Trust Manager to Westpac by the
                                    Determination Time in respect of that
                                    Instalment Exchange Date

Final Exchange:

Final Exchange Date:                The earlier of the Termination Date and the
                                    Date of the [10% Clean Up under clause
                                    8.9(d)] of the Master Trust Deed as amended by the Series Notice and the date of redemption of all the Class B Notes for taxation or other reasons, adjusted in accordance with the Modified Following
                                    Business Day Convention

Westpac Pays Final Exchange:        An amount equal to fifty (50) percent of the
                                    aggregate Final Exchange payable by the
                                    Trustee under this Confirmation, multiplied by the exchange rate of USD 0.6[ ]

Trustee Pays Final Exchange:        An amount equal to fifty (50) percent of the
                                    aggregate amount expressed under clause
                                    [6.14, 6.15 or 6.16] (as applicable) of the Series Notice as being payable under a Confirmation relating to Class B Notes plus any amount payable under clause
                                    [6.11(a)(ii)(C)] of the Series Notice as specified in the Notice issued by the Trustee (or Trust Manager) to Westpac by the
                                    Determination Time in respect of that Final
                                    Exchange Date

Business Day Locations for Trustee: Sydney

Business Day Locations for Westpac: New York, London

Payments will be:                   Gross

                                                     WESTPAC BANKING CORPORATION

                                    Glossary

1. Terms defined in the Series Notice:

A$ Equivalent                       Invested Amount
Class B Initial Invested Amount     Maturity Date
Class B Notes                       Payment Date
Closing Date                        Principal Payment
Interest Period                     Trust Manager

2. Terms defined in the Agreement (including 1991 ISDA Definitions) are:

Actual/360
Actual/365 (Fixed)
AUD-BBR-BBSW
Modified Following Business Day Convention
Other Agreement. For the avoidance of doubt the Other Agreement is the agreement between Morgan Guaranty Trust Company of New York, London office as Party A, the Trustee as Party B, Westpac as the Credit Support Provider to Party A and the Manager, dated on or about the date of the Agreement. Replaced Transaction
USD-LIBOR-BBA

3. Terms defined in this Confirmation:

Agreement
Trustee
"Determination Time" means 5.00 pm Sydney time 4 Sydney Business Days prior to the relevant Payment Date or other applicable exchange date.
Westpac

                       Credit Support Provider Provisions

Each Transaction under this Confirmation shall be capable of being specified as a Replaced Transaction in accordance with the provisions of Section 21 of the Agreement. Those provisions shall apply as further specified below.

1.    Definitions for Credit Events

      "Calculation Agent" means the party to the Transaction (or a third party) designated as such for the Transaction. The Calculation Agent's calculations and determinations shall be made in good faith, in a commercially reasonable manner and be binding in the absence of manifest error [Credit Support Provider];

      "Initial Price" means, with respect to any Reference Obligation, the percentage listed with respect thereto in the definition of Reference Obligation herein as the Initial Price;

      "Interest Rate Adjustment Amount" means, with respect to any Reference Obligation, the absolute value of the difference between (i) the Mark to Market Value and (ii) 100% minus the Initial Price;

      "Mark to Market Value" means, in the determination of the Calculation Agent, with respect to any Reference Obligation, on any day, the mark to market value payable on that day (expressed as a percentage of the notional amount thereof), of a hypothetical interest rate swap commencing on the Effective Date between a hypothetical party ("Party X") and a counterparty with the highest long term senior debt rating of each Rating Agency, which swap has a notional amount equal to the Floating Rate Payer Calculation Amount and under which Party X (i) pays the Mark to Market Rate plus the Initial Spread and (ii) receives a fixed interest amount equal in

                                                     WESTPAC BANKING CORPORATION

      amount and timing to the coupons on the Reference Obligation. If, under such swap, Party X would be due to pay such mark to market value, Mark to Market Value will be negative and, if Party X would be due to receive such mark to market value, the Mark to Market Value will be positive.

      "Market Value" means, in accordance with the Quotation Method, the percentage equal to the arithmetic mean of quotations (exclusive of accrued but unpaid interest and expressed as a percentage) obtained from Dealers with respect to a Valuation Date in the manner provided below. In obtaining such price quotations from Dealers, the Calculation Agent will request each Dealer to provide firm bid and offer quotations for an aggregate amount of the Reference Obligation equal to the Quotation Amount to the extent reasonably practicable as of the Valuation Time on such Valuation Date. If more than three quotations are provided on such date, the Market Value shall be the arithmetic mean of such quotations without regard to the quotations having the highest and lowest values. If exactly three quotations are provided, the Market Value shall be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If exactly two quotations are provided, the Market Value shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, then the Market Value shall be an amount as determined by the Calculation Agent on the next Business Day on which at least two quotations are provided by Dealers. If the Calculation Agent is unable to calculate the Market Value prior to the fifth Business Day following the applicable Valuation Date, then the Calculation Agent shall determine the Market Value for such Valuation Date in its reasonable discretion;

      "Quotation Method":

            [Bid means that only the bid quotations provided by Dealers shall be used in the calculation of Market Value] or

            [Offer means that only the offer quotations provided by Dealers shall be used in the calculation of Market Value.] or

            [Mid-market means that only the arithmetic mean of the bid and offer quotations provided by Dealers that have provided both bid and offer quotations shall be used in the calculation of Market Value.];

      "Reference Obligation" means the obligation(s) as follows:

      Issuer/Borrower:              [                 ]
      Guarantor:                    [                 ]
      Maturity:                     [                 ]
      Coupon:                       [                 ]
      CUSIP/ISIN:                   [                 ]
      Original Issue Amount:        [                 ]
      Initial Price:                [                 ]
      Initial Spread:               [                 ];

      "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

      "Threshold Amount" means [US$25,000,000]

      "Valuation Time" - [                 ]

2. The parties acknowledge that on the Effective Date of the Substitute Transaction or the Equivalent Transaction, Party A shall pay to the Credit Support Provider (in the case of the Substitute Transaction) or to the new Currency Swap Provider (in the case of the Equivalent Transaction) the amount equal to the amount (if a positive number) that hypothetically would have been payable by Party A to Party B under Section 6(e)(i)(3) if:

      (a)   the Transaction had been terminated;

      (b)   an Early Termination Date had occurred on the Effective Date; and

                                                     WESTPAC BANKING CORPORATION

      (c)   Section 21 had not applied in respect of the Transaction.

      Any such amount shall be payable by Party A to the Credit Support Provider in accordance with the provisions of the relevant Master Agreement between Party A and the Credit Support Provider (in the case of the Substitute Transaction) or to the New Currency Swap Provider in accordance with the relevant Master Agreement between Party A and the New Currency Swap Provider (in the case of the Equivalent Transaction).

                                                     WESTPAC BANKING CORPORATION

                     ACCESSION BY NEW CURRENCY SWAP PROVIDER

As specified in the Substitution Notice given by Westpac under the Other Agreement, we agree to be the Credit Support Provider to Westpac as governed by the terms of the Agreement, in respect of the Transaction specified by this Annexure 3, and we agree that all references in the Agreement and this Transaction to "Credit Support Provider" shall be to us, and for consideration which we acknowledge as having been received, we hereby accept the accession to us of all the rights and obligations as Credit Support Provider as and from the Effective Date of this Transaction.

      Agreed and accepted as the new Credit
      Support Provider:


                                       By:
                                       Name:
                                       Title:

      Agreed and confirmed as of the Effective Date of the Transaction specified in this Annexure 3:

      WESTPAC SECURITIES ADMINISTRATION LIMITED(ACN 000 049 472) in its capacity as Party B


      By:______________________________
      Name:
      Title:

      WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) in its capacity as Trust Manager


      By:______________________________
      Name:
      Title:

      WESTPAC BANKING CORPORATION (ARBN 007 457 141) in its capacity as Party A


      By:______________________________
      Name:
      Title: